UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement          [_] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Unocal Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    -------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
    -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    -------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    -------------------------------------------------------------------------
    (5) Total fee paid:
    -------------------------------------------------------------------------

 [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------------

                                                              Unocal Corporation
                                               2141 Rosecrans Avenue, Suite 4000
                                                    El Segundo, California 90245



                           UNOCAL [LOGO APPEARS HERE]



                                  April 8, 2002
Dear Stockholder:

     Please accept my personal invitation to attend our Annual Meeting of Stockholders on Monday, May 20, 2002. It will be held in the auditorium at the Company's Hartley Center, 376 South Valencia Avenue in Brea, California, at 10:00 A.M. to elect three directors, ratify the appointment of independent accountants, approve amendments to the 1998 Management Incentive Program, and vote on two stockholder proposals. Before the conclusion of the Meeting, there will be a period for questions and comments.

     If you are a registered stockholder and plan to attend the Stockholders' Meeting, please mark the attendance box on your proxy card and bring the tear-off admission ticket with you to the Meeting. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or a letter from the bank or broker are examples of proof of ownership. Stockholders will be asked for identification for admission to the Meeting.

     Your vote is important. I urge you to submit your proxy as soon as possible so that your shares will be represented. This year, most stockholders have their choice of three methods to vote by proxy:

     o    Mail, using the enclosed proxy card and return envelope
          ----

     o    Phone,  using the 800 number  provided  on the proxy  card  (U.S.  and
          -----
          Canada only)

     o    Internet, using the website provided on the proxy card
          --------

     Thank you very much for your continued interest and support.

                              Sincerely,

                              /S/ Charles R. Williamson

                              Charles R. Williamson
                              Chairman of the Board of Directors and
                              Chief Executive Officer

                                TABLE OF CONTENTS

                                                                        Page

Invitation from the Chairman..........................................  Cover

Notice of 2002 Annual Meeting of Stockholders.........................    i

Proxy Statement.......................................................    1

General Information...................................................    1

Item 1.   Election of Directors.......................................    3
2001 Board Meetings...................................................    5
Board Committee Meetings and Functions................................    5
Directors' Compensation...............................................    7
Security Ownership of Management......................................    9
Section 16(a) Beneficial Ownership Reporting Compliance...............    10
Executive Compensation................................................    10
   Report of the Management Development and Compensation Committee....    10
   Performance Graph-- Cumulative Return to Stockholders..............    14
Indebtedness of Management............................................    22
Security Ownership of Certain Beneficial Owners.......................    23

Item 2.   Ratification of Appointment of PricewaterhouseCoopers LLP
              as Independent Accountants..............................    24
Report of the Accounting & Auditing Committee.........................    24
Audit Fees............................................................    25
All Other Fees........................................................    25

Item 3.   Approval of Amendments to the 1998 Management Incentive
             Program .................................................    26

Item 4.   Stockholder Proposal: Workplace code of conduct based on
             ILO conventions .........................................    37

Item 5.   Stockholder Proposal: Executive compensation review
             and report...............................................    40

Item 6.   Other Matters...............................................    43

Stockholder Proposals for the 2003 Annual Meeting.....................    43

Exhibit A:  1998 Management Incentive Program, as Amended.............   A-1

                                 Notice of 2002
                                 Annual Meeting
                                 of Stockholders



                           UNOCAL [LOGO APPEARS HERE]


                               Unocal Corporation



     The 2002 Annual Meeting of Stockholders of Unocal Corporation (the "Company"), a Delaware corporation, will be held in the auditorium at The Hartley Center, 376 South Valencia Avenue in Brea, California, on Monday, May 20, 2002, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

     (1) To elect three directors for three-year terms that will expire at the annual meeting in 2005;

     (2) To ratify the action of the Board of Directors in appointing PricewaterhouseCoopers LLP as the Company's independent accountants for 2002;

     (3)  To approve amendments to the 1998 Management Incentive Program;

     (4) To consider and act upon the two stockholder proposals described in the accompanying Proxy Statement, if presented at the Meeting; and

     (5) To consider and act upon such other matters as may properly be brought before the Meeting and any adjournment thereof.

     Only stockholders of record at the close of business on March 21, 2002, are entitled to vote at the Annual Meeting and any adjournment thereof.


                                By Order of the Board of Directors

                                /S/ Brigitte M. Dewez

                                Brigitte M. Dewez
                                Corporate Secretary

April 8, 2002
El Segundo, California

                                 Proxy Statement



                           UNOCAL [LOGO APPEARS HERE]


                                                              Unocal Corporation
                                               2141 Rosecrans Avenue, Suite 4000
                                                    El Segundo, California 90245

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unocal Corporation (the "Company" or "Unocal"), a Delaware corporation, for use at the 2002 Annual Meeting of Stockholders of the Company to be held on May 20, 2002, and any adjournment thereof, pursuant to the notice of the Meeting.

     The notice of the Annual Meeting and this proxy statement, together with a proxy card and the Company's 2001 Annual Report, are being sent to stockholders on or about April 8, 2002.

     Only common stockholders of record on the books of the Company at the close of business on March 21, 2002 are entitled to vote at the Meeting. A stockholder of record is entitled to one vote for each share of common stock owned. As of February 28, 2002, the Company had 244,119,771 shares of common stock outstanding. Under Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether there is a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions on Item 2 (ratification of the appointment of independent accountants), Item 3 (approval of amendments to the 1998 Management Incentive Program), and Items 4 and 5 (stockholder proposals) will have the effect of negative votes. Pursuant to the rules of the New York Stock Exchange, only Items 4 and 5 (stockholder proposals) are "non-discretionary." Brokers who do not receive instructions from their clients will not have discretion to vote on Items 4 and 5, and these broker "non votes" will not be counted as votes cast for determining their outcome.


                               GENERAL INFORMATION

     The Unocal Board of Directors is soliciting this proxy. The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, personal interview, electronic mail, facsimile and other written communication. The Company also has retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies for a fee estimated to be $16,000 plus reimbursement of out-of-pocket expenses. The Board of Directors has appointed Messrs. Timothy H. Ling and Dennis P.R. Codon as the proxy holders for the Annual Meeting.

     All stockholders may vote by signing, dating and returning their proxy cards in the enclosed pre-addressed envelopes. Registered stockholders may instead choose to vote by telephone (from U.S. and Canada locations) using the toll-free number listed on the proxy card, or electronically through the internet, using the website listed on the proxy card, or in person at the Meeting. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), please read your voting card to determine whether you may vote by telephone or electronically through the internet, following the instructions on the card. A street name stockholder who wishes to vote at the Meeting will need to obtain a proxy from the record holder.

     A registered stockholder who has provided a proxy may revoke it at any time before the shares are voted at the Meeting by executing a later-dated proxy, by providing new instructions using the proxy telephone or internet system, by voting by ballot at the Meeting, or by filing an instrument of revocation with the Inspector of Elections. The proxy tallying agent will record your vote according to the instructions which it receives last, regardless of when you transmitted the instructions.

     The Board of Directors wishes to encourage stockholder participation in corporate governance by its policy of ensuring the confidentiality of stockholder votes. The Company retains independent third parties to receive and tabulate stockholder votes. The manner in which any stockholder votes on any particular issue shall, subject to any federal or state law requirements, be strictly confidential.

     The Board of Directors considers that some registered stockholders may want the Company to know how they have voted and the Company, where possible, may wish to inquire as to how stockholders have voted. If you want the Company to have access to your proxy card, you may check the box marked "OPEN BALLOT" on the proxy card and your proxy will be made available to the Company. Your vote will remain confidential if you do not check the "OPEN BALLOT" box.

     Registered stockholders who have computer access to the World Wide Web on the internet and agree to receive future annual reports and proxy statements by accessing the Company's web site should check the "Electronic Delivery" box on the proxy card. If you check this box, we will inform you of the web address to access these documents electronically, and we will not mail paper copies of future annual reports and proxy statements to you unless you request paper copies.

     Most banks and brokers are delivering only one copy of the annual report and proxy statement to consenting street name stockholders who share the same address. This saves the Company money in printing and distribution costs. Those banks and brokers will continue this practice unless they receive contrary instructions from one or more of the stockholders within the household.

     Street name holders in a single household who received only one copy of their annual meeting materials can request to receive separate copies in the future by contacting their bank or broker. In most cases, they may also do so by checking the appropriate box on the voting instruction card sent to them. Similarly, most street name stockholders who are receiving multiple copies of the annual report and proxy statement at a single address may request that only a single set of materials be sent to them by checking the appropriate box on the voting instruction card sent to them, or by contacting their bank or broker.

     Rather than contacting their bank or broker directly, most street name stockholders may give instructions to receive separate copies or discontinue multiple mailings of materials by contacting the third party that mails annual meeting materials for most banks and brokers by writing to Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or phoning (888) 603-5847. Alternatively, stockholders may send written instructions to Unocal Stockholder Services, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, and the Company will forward your instructions. In both cases, your instructions must include the name of your stockbroker and your brokerage account number. Please note that some banks and brokers do not follow the practice of sending only one copy of the annual meeting materials to consenting stockholders sharing the same address.

     Copies of the current annual report and proxy statement are available by contacting Unocal Stockholder Services at (310) 726-7681, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, fax (714) 985-6363, e-mail
stockholder_services@unocal.com.

     Registered stockholders will receive one proxy statement and annual report for each account. Registered stockholders who would prefer to view annual reports and proxy statements on the internet may request electronic delivery as explained above.

                                     ITEM 1.
                              ELECTION OF DIRECTORS


     The Board of Directors is divided into three classes. Directors in each class are normally elected for three-year terms or until their successors are duly elected and qualified. This year, there are three nominees for three-year terms expiring at the annual meeting in 2005. Information about the three director nominees and the seven continuing directors whose terms expire in 2003 and 2004 is provided in the table below.

     If any nominee becomes unavailable or disqualified to serve as a director, and if the Board designates a substitute nominee, the proxy holders will vote for the substitute nominee designated by the Board.

     Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting.

NOMINEES FOR DIRECTOR--TERMS TO EXPIRE IN 2005

------------------------------ ------------------------------------- ------------- ------------ ----------------------
                                                                         Age
                                                                        as of
                                Principal Occupation and Business       Annual      Director     Other Directorships
            Name                            Experience                 Meeting        Since
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
James W. Crownover             Director (1982-1998), Managing            58           1998      o   Great Lakes
                               Director of Southwest Practice                                       Chemical
                               (1984-1994) of McKinsey & Company,                                   Corporation
                               Inc. (management consulting)                                     o   Weingarten
                                                                                                    Realty Investors
                                                                                                o   Xpedior
                                                                                                    Incorporated
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
Timothy H. Ling                President and Chief Operating              44          2000      o   Pure Resources,
                               Officer (2001-present) of Unocal;                                    Inc.
                               Executive Vice President, North
                               American Energy Operations
                               (1999-2000), Chief Financial
                               Officer (1997-2000) of Unocal; Partner
                               (1994-1997) of McKinsey & Company, Inc.
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
Donald B. Rice                 Chairman (February 2002-present),          62          1998      o   Wells Fargo
                               President and Chief Executive                                        & Company
                               Officer (1996-present) of Agensys,                               o   Vulcan
                               Inc. (biotechnology); President and                                  Materials
                               Chief Operating Officer and a                                        Company
                               director (1993-1996) of Teledyne,                                o   Amgen Inc.
                               Inc.                                                             o   Scios Inc.
                                                                                                    (Chairman)

------------------------------ ------------------------------------- ------------- ------------ ----------------------



                                       3



CONTINUING DIRECTORS--TERMS TO EXPIRE IN 2003
----------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
                                                                         Age
                                                                        as of
                                Principal Occupation and Business       Annual      Director     Other Directorships
            Name                            Experience                 Meeting        Since
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
John W. Amerman                Chairman (1987-1997) and Chief             70          1991      o   Aegis Group Plc.
                               Executive Officer (1987-1996) of
                               Mattel, Inc. (children's toys)
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
John W. Creighton, Jr.         Chairman and Chief Executive               69          1995      o   UAL Corporation
                               Officer (November 2001-present) of                                   (Chairman)
                               UAL Corporation (United Airlines);
                               Chairman (January through October,
                               2001) of Unocal; Director
                               (1988-1998), President and Chief
                               Executive Officer (1991-1997) of
                               Weyerhaeuser Company (forest
                               products)
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
Kevin W. Sharer                Chairman (2001-present), Chief             54          1997      o   Amgen Inc.
                               Executive Officer and President                                      (Chairman)
                               (2000-present), President and Chief                              o   Minnesota
                               Operating Officer (1992-2000) and a                                  Mining and
                               director (1992-present) of Amgen                                     Manufacturing
                               Inc. (biotechnology)                                                 Company
------------------------------ ------------------------------------- ------------- ------------ ----------------------
CONTINUING DIRECTORS--TERMS TO EXPIRE IN 2004
----------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
Frank C. Herringer             Chairman of the combined                   59          1989      o   Transamerica
                               AEGON-Transamerica operations                                        Corporation
                               (financial services) and a member                                    (Chairman)
                               of the Executive Board of AEGON                                  o   Charles Schwab
                               N.V. (1999-2000); Chairman                                           Corporation
                               (1996-present), director                                         o   Mirapoint, Inc.
                               (1986-present), President
                               (1986-1999) and Chief Executive
                               Officer (1991-1999) of Transamerica
                               Corporation
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
Charles R. Larson              Superintendent of the U.S. Naval           65          2001      o   Northrop Grumman
                               Academy (1994-1998);                                                 Corporation
                               Commander-in-Chief of the U.S.                                   o   Constellation
                               Pacific Command (1991-1994); more                                    Energy Group Inc.
                               than 40 years of naval service
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
Marina v.N. Whitman            Professor of business                      67          1993      o   Alcoa, Inc.
                               administration and public policy at                              o   Procter & Gamble
                               the University of Michigan                                           Company
                               (1992-present); serves as a member,                              o   J.P. Morgan
                               director, or trustee of several                                      Chase & Co.
                               educational and professional                                     o   Intelliseek
                               organizations
------------------------------ ------------------------------------- ------------- ------------ ----------------------

                                       4


CONTINUING DIRECTORS--TERMS TO EXPIRE IN 2004 (continued)

------------------------------ ------------------------------------- ------------- ------------ ----------------------
                                                                         Age
                                                                        as of
                                Principal Occupation and Business       Annual      Director     Other Directorships
            Name                            Experience                 Meeting        Since
------------------------------ ------------------------------------- ------------- ------------ ----------------------
------------------------------ ------------------------------------- ------------- ------------ ----------------------
Charles R. Williamson          Chairman (November 2001-present),          53          2000
                               and Chief Executive Officer
                               (2001-present) of Unocal; Executive
                               Vice President, International
                               Energy Operations (1999-2000),
                               Group Vice President, Asia
                               Operations (1998-1999), Group Vice
                               President, International Operations
                               (1996-1998), Vice President,
                               Planning and Economics  (1995-1996)
                               of Unocal
------------------------------ ------------------------------------- ------------- ------------ ----------------------

2001 BOARD MEETINGS

     The Board of Directors held seven meetings in 2001.

BOARD COMMITTEE MEETINGS AND FUNCTIONS

     The following table lists the standing committees of the Board of Directors and their members, the number of committee meetings held during 2001 and the functions performed by the committees.

--------------------------------------------------------------------------------------------------------------------
                      Committee                                              Committee Functions
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  ACCOUNTING & AUDITING*                                  Assists the Board in fulfilling its oversight
  Meetings: 9                                             responsibilities for the reliability of the Company's
                                                          financial reporting, the adequacy of internal operating
  James W. Crownover**                                    policies and controls, and quality and performance of
  John W. Creighton, Jr.                                  the internal audit department, Comptroller group and
  Charles R. Larson                                       independent accountants.
  Marina v.N. Whitman

--------------------------------------------------------------------------------------------------------------------
  BOARD GOVERNANCE*                                       Recommends to the Board the composition, role,
  Meetings: 5                                             structure and procedures of the Board and its
                                                          committees.
  John W. Amerman**
  Frank C. Herringer                                      Makes recommendations to improve the functioning and
  Donald B. Rice                                          effectiveness of the Board and its committees.
  Kevin W. Sharer
                                                          Identifies and presents candidates for election as
                                                          directors of the Company. Considers qualified candidates
                                                          for directors recommended by stockholders, who may
                                                          recommend candidates by writing to the Corporate Secretary of the Company.

--------------------------------------------------------------------------------------------------------------------

                                                                                                  (Table continued)

                                       5

--------------------------------------------------------------------------------------------------------------------
                      Committee                                              Committee Functions
--------------------------------------------------------------------------------------------------------------------

  EXECUTIVE                                               Has the powers and authority of the Board during
  Meetings: 2                                             the periods between Board meetings, except for
                                                          those powers specifically reserved to the full Board
  Charles R. Williamson**                                 by the Delaware General Corporation Law or the
  John W. Amerman                                         Company's Bylaws.
  Frank C. Herringer
  Donald B. Rice
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  CORPORATE RESPONSIBILITY*                               Reviews the implementation of the Company's
  Meetings: 7                                             Vision and Values Statement as it relates to
                                                          corporate responsibility.
  Marina v.N. Whitman**
  John W. Creighton, Jr.                                  Reviews significant legal or other matters involving
  James W. Crownover                                      health, environment, safety, human resources,
  Charles R. Larson                                       community affairs and development, or ethical
                                                          conduct.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  MANAGEMENT DEVELOPMENT                                  Establishes the base salaries of senior officers.
  AND COMPENSATION*
  Meetings: 5                                             Administers all management incentive compensation
                                                          programs.
  Frank C. Herringer**
  John W. Amerman                                         Reviews the performance of the Chief Executive
  Donald B. Rice                                          Officer and succession plans for senior
  Kevin W. Sharer                                         management.

                                                          Reviews the responsibilities and performance of other
                                                          senior officers.

                                                          (Retains an outside consultant to advise it on these matters).
--------------------------------------------------------------------------------------------------------------------
  RETIREMENT PLAN*                                        Oversees the management of the assets of the
  Meetings: 4                                             Company's retirement plans, which includes setting
                                                          investment objectives, establishing asset allocation
  James W. Crownover**                                    strategy and supervising the selection and
  John W. Amerman                                         replacement of investment managers, consultants
  John W. Creighton, Jr.                                  and trustees.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  *   Composed entirely of non-employee directors
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  **  Serves as Chair of the Committee
--------------------------------------------------------------------------------------------------------------------

     The proxy holders will vote the proxies received by them FOR the three nominees, unless authorization to vote for the election of any nominee has been withheld.

DIRECTORS' COMPENSATION

Cash Compensation and Expenses

     Each non-employee director receives the following fees and reimbursement of expenses:

     o    $25,000 annual retainer
     o    $6,000 annual retainer for chairing a committee
     o    $3,000 per day for each Board meeting attended
     o    $1,000 for each committee meeting attended
     o    Reimbursement  for  reasonable   out-of-pocket   expenses  related  to
          meetings and other Company business

     From January through October 2001, Mr. Creighton also received $166,667 as a prorated annual retainer for serving as Chairman and a monthly office expense allowance of $3,000.

Stock Compensation

     The 2001 Directors' Deferred Compensation and Stock Award Plan (the "2001 Directors' Plan") was approved by the stockholders at last year's annual meeting. A total of 500,000 shares are authorized for issuance under the 2001 Directors' Plan through July 1, 2006. Under the plan, since May 2001, each non-employee director receives:

     o An annual grant of stock units (commencing in 2002) equal in value to 20 percent of the Director's fees earned during the prior year

     o An initial stock option award with a value of $82,500 upon first being elected to the Board (or as of May 21, 2001, if then a director)

     o    An annual  stock  option  award  (commencing  in 2002) with a value of
          $27,500

     o For any cash fees voluntarily deferred, stock units equal to 120% of the cash deferred

     The Board appointed its Board Governance Committee (the "Governance Committee") to administer the 2001 Directors' Plan. The Governance Committee has broad authority under the 2001 Directors' Plan, including the authority to establish the valuation methodology that determines the number of shares underlying option grants, within plan limits. The Governance Committee may also determine adjustments to plan terms responsive to extraordinary transactions, and establish, adopt and revise rules and regulations relating to the plan. For the initial awards, the number of shares underlying the stock option grants was determined using a Black Scholes model that resulted in a formula that multiplied $39.65, which was the fair market value of a share of common stock on the grant date May 21, 2001, by .3877 and then divided $82,500 by the result.

     The following stock option awards were granted to directors in 2001 under the 2001 Directors' Plan, each with an exercise price of $39.65 per share and an expiration date of May 21, 2011:

------------------------------------------- ------------------------------------
                                               Number of Shares Subject to
               Name                            Initial Stock Option Award
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
John W. Amerman                                              5,367
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
John W. Creighton, Jr.                                       5,367
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
James W. Crownover                                           5,367
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Frank C. Herringer                                           5,367
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Charles R. Larson                                            5,367
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Donald B. Rice                                               5,367
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Kevin W. Sharer                                              5,367
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Marina v. N. Whitman                                         5,367
------------------------------------------- ------------------------------------

     Stock options granted under the 2001 Directors' Plan are 10-year nonqualified stock options. The exercise price of the options is the fair market value of the shares on the date of grant. Initial option grants vest 33 1/3% each year over three years, and annual option grants vest 50% each year over two years. Options become immediately vested upon (1) death or disability; (2) a Change in Control; or (3) mandatory retirement after completing five years of service, if the options have been outstanding for at least nine months. A director who terminates service for any reason other than for cause will have three years to exercise vested options if the director served on the Board for at least three years, and two years to exercise vested options if the director served on the Board less than three years.

     Stock units represent unfunded bookkeeping entries, which are paid out in an equal number of shares of common stock at the end of the deferral period chosen by each Director for each annual grant or voluntarily deferred compensation for a given calendar year. The units are fully vested and non-forfeitable at all times. Dividend equivalents are credited as additional stock units, subject to the same deferral elections.

     The minimum deferral period that may be elected for stock units is three years or following a termination of services, whichever is earlier or later. In addition, participants may elect to accelerate the payout of their units upon a Change in Control, upon certain hardships, or by requesting an early distribution, subject to a withdrawal penalty. Payout of units occurs if a unit holder would otherwise forfeit the units as a result of acceptance of government or community service.

     Subject to customary exceptions, stock options and stock units are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation. The Governance Committee, however, may permit certain transfers of stock options for estate and/or tax planning purposes to certain related persons or entities.

     Prior to May, 2001, restricted stock units were received for any voluntary deferral of cash compensation under the 1991 Directors' Restricted Stock Units Plan (the "1991 Directors' Plan") approved by the stockholders in 1991. In April 2001, directors also received an annual grant of stock units under the 1991 Directors' Plan equal to 20 percent of their fees earned during the prior year. The amounts ranged from 341 to 840 units. The 1991 Directors' Plan expired on April 30, 2001, and all current directors elected to roll over their balances under the 1991 Directors' Plan into the 2001 Directors' Plan. No new grants are allowed under the 1991 Directors' Plan, except for dividend equivalents for former directors' units remaining in the 1991 Directors' Plan. The 1991 Directors' Plan units, in an aggregate amount of 70,223, that were rolled over into the 2001 Directors' Plan are subject to the terms and conditions of the 2001 Plan, and restrictions imposed on these units under the 1991 Directors' Plan were eliminated.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table lists the beneficial ownership of shares of the Company's common stock as of February 28, 2002, by all directors, director nominees, named executive officers, and all directors and executive officers as a group.

--------------------------------------------------------------------------------------------------------------------
                                           Sole               Shared
                                        Voting or           Voting or            Right to             Total
                                        Investment          Investment        Acquire Within        Beneficial
               Name                       Power               Power              60 Days            Ownership
--------------------------------------------------------------------------------------------------------------------
   John W. Amerman                                             9,043               12,524 (A)           21,567
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Joe D. Cecil                            14,526              4,414               31,265 (B)           50,205
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Dennis P.R. Codon                      122,384                                  54,014 (B)          176,398
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   John W. Creighton, Jr.                   1,000                                  21,795 (A)           22,795
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   James W. Crownover                       5,000                                   7,853 (A)           12,853
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Terry G. Dallas                          2,405                                  49,392 (B)           51,797
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Frank C. Herringer                        400 (C)          51,332               16,305 (A)           68,037
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Charles R. Larson                                             200                  739 (A)              939
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Timothy H. Ling                        220,727                                 105,000 (B)          325,727
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Donald B. Rice                           7,200                                     938 (A)            8,138
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Kevin W. Sharer                          1,000                                  10,427 (A)           11,427
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Marina v.N. Whitman                      5,054                                   6,387 (A)           11,441
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Charles R. Williamson                  207,009             13,120               90,167 (B)          310,296
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   All directors and executive            602,400             78,109              443,920            1,124,429
   officers as a group
   (14 persons, including
   those listed above)(D)
--------------------------------------------------------------------------------------------------------------------

(A) Unocal common stock deliverable for outstanding stock units under the 2001 Directors' Plan at or within 60 days from February 28, 2002. The number shown assumes accelerated distribution of the stock units. Directors may receive immediate payment of stock unit balances subject to a 10% forfeiture. Directors may also elect to receive payment of stock units upon termination of service, provided that such election is made prior to the deferral period, or twelve months prior to termination.
(B) Common shares underlying employee stock options exercisable at or within 60 days from February 28, 2002, including shares underlying options that were "out-of-the-money" on February 28, 2002.
(C)  Held by Mr. Herringer as custodian for his daughter.
(D) Shares beneficially owned by all directors, director nominees and executive officers as a group were less than one percent (1%) of the common stock outstanding. No 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust were owned by directors or executive officers.


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission rules require that directors and executive officers report to the Commission changes in their beneficial ownership of Unocal stock, and that any late filings must be disclosed. The one report in 2001 that was filed late reported a sale of 275 shares by Douglas M. Miller, Vice President, Corporate Development, in Unocal's Dividend Reinvestment and Common Stock Purchase Plan on August 31, 2001. The deadline for the report was September 10, 2001, and the report was sent to the Commission on October 17, 2001.

                             EXECUTIVE COMPENSATION

         Report of the Management Development and Compensation Committee

     This report of the Management Development and Compensation Committee of the Board of Directors (the "Committee") describes the executive compensation programs and policies of the Company, including its short-term and long-term incentive compensation plans. Key elements of the compensation program are:

o    Compensation Committee members are independent, non-employee directors

o Salaries are based on comparisons with petroleum and energy industry medians

o    Long-term incentives use absolute and/or relative stock performance

o Short-term incentives use a combination of stock performance, financial performance, individual performance and operational results

o The peer group of companies was changed for 2002 to reflect changes in the petroleum industry

o    Committee retains and is assisted by an outside consultant.

     The Committee, composed entirely of independent, non-employee directors, is responsible for setting and administering the annual and long-term compensation programs. The Committee reviews and determines executive officer salaries and incentive awards under the 1998 Management Incentive Program. The Committee also administers the 2000 Executive Stock Purchase Program. The Committee is assisted by an outside consultant, and has delegated certain administrative responsibilities with respect to salaries and incentive awards for non-executive officers to the Chairman and Chief Executive Officer (the "CEO"). An outside consultant and the CEO are present at Committee meetings but cannot vote. The Committee considers competitive compensation data, Company performance and individual performance, including adherence to the Company's Code of Conduct, in establishing executive compensation. The Committee meets outside the presence of the CEO on certain matters, including CEO compensation and certain succession issues. The Committee met five times in 2001.

     The Management Incentive Program, consisting of the Revised Incentive Compensation Plan, the Performance Stock Option Plan and the Long-Term Incentive Plan of 1998, was developed to reinforce the goal of creating value for the stockholders. The Program, approved by the stockholders in 1998 and subsequently amended with stockholder approval in 2000, explicitly links short-term and long-term incentive compensation to the Company's common share price appreciation.

     In addition to absolute share price appreciation, some of the components of the Company's executive compensation program use relative share price performance. The "Comparative Return to Shareholders" compares the Company's share price, plus dividends (Total Shareholder Return or "TSR") to that of a group of companies in energy-related businesses (the "Peer Group").

     The Peer Group is designed to have a composite business mix that is similar to that of the Company as of the beginning of an award period. Therefore, the effects of commodity prices and other external events should be similar for the Company and the Peer Group, taken as a whole. The companies comprising the Peer Group are reviewed periodically and changed as the lines of business of these companies, and of Unocal, change. Once the Peer Group is established for a particular award, it is not altered for the award period. If a company in the Peer Group does not continue as a public company to the end of an award period, the calculation uses the average share price 60 days prior to the merger or other corporate transaction which resulted in such company no longer being listed on a stock exchange. The Peer Group for 2001 awards under the Management Incentive Program consisted of 16 companies that, as a group, reflected Unocal's current lines of business. For 2002 Awards, one company was added and two companies were deleted, resulting in a Peer Group of 15 companies. These changes reflected continuing restructuring in the petroleum industry.

     It is the Committee's belief and intention that applicable executive incentive compensation paid or accrued in 2001 under the Management Incentive Program will be fully deductible as performance-based compensation under the requirements of Section 162(m) of the Internal Revenue Code.

Salary

     The base salaries of the CEO and the other executive officers are reviewed annually and when there is a significant change in an executive's responsibilities. The Committee considers the responsibilities, experience and performance of the executive officers and survey data on the compensation paid by energy and petroleum-related companies for similar positions. For 2001, the Committee selected a group of 11 companies to use to compare salary and other compensation (the "Compensation Group"). All of these companies were also part of the Peer Group used for calculating Comparative Return to Shareholders, but five companies in the Peer Group were not included either because of their size or because they were non-U.S. companies. Following a review of compensation data in 2001, the salary of the CEO, Mr. Williamson, was increased to $800,000. For 2002, the Compensation Peer Group remains at 11 companies, but two of the companies were replaced because of acquisitions in the industry.

     The objective of the Committee is to establish base salaries that are near the median paid by the companies in the Compensation Group, with adjustments for reporting relationships, responsibilities and job scope. After increases to the base salary of the executive officers for 2001, the salaries of those officers as a group and that of the CEO were at approximately the estimated median of comparative salaries of the surveyed companies.

Unocal Deferred Compensation Plan

     The Unocal Deferred Compensation Plan (the "DCP"), adopted in 2001, allows participants to defer up to 90% of annual bonuses and up to 50% of salary. The participant may elect various investment options, which determine the ultimate payment due at the end of the elected deferral period. The DCP is largely unfunded and the participants are unsecured creditors of the Company.

Revised Incentive Compensation Plan

     The Revised Incentive Compensation Plan (the `RICP") is the Company's annual bonus plan for senior and middle management. Each award period under the Plan is one year. The annual bonus pool for a calendar year equals 2% of the Company's "Net Cash Provided by Operating Activities," which is the maximum amount of annual cash bonuses that may be awarded in a calendar year.

     Prior to March of each year, the Committee establishes a percentage of this bonus pool as the maximum target award for the CEO and certain other executive officers. The Committee also establishes individual target awards for the remaining participants based on salary grade.

     For 2001, the Committee approved a bonus award payout based 25% on Comparative Return to Shareholders, 37.5% on financial performance ("Return on Capital Employed" and "Free Cash Flow") and 37.5% on an evaluation of the calendar year activities that will affect future performance. The Company exceeded the financial and future performance measures, while the Company's TSR of 4.7% was slightly above the 55th percentile the Peer Group. Consequently, for 2001 the bonus award pool for the entire eligible group was set at 119% of the target amount. Awards were subject to further adjustment to reflect business unit and individual performance.

     The RICP provides for deferral of awards into restricted stock and awards can also be deferred under the DCP as described above. The portion of the award deferred into restricted stock is increased by 20% to compensate for the executive foregoing immediate cash compensation and for the risk of forfeiture. The restriction period is five years. The award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period, unless the recipient retires at or after age 65. Mr. Williamson deferred 90% of his award under the DCP. The Company's other five executive officers deferred an average of 13% of their awards into restricted stock and 61% into the DCP.

Performance Stock Option Plan

     The Performance Stock Option Plan ("PSOP") was approved by the stockholders in 1998 as part of the 1998 Management Incentive Program. Initial awards of 3,000,000 options under the PSOP were made in 1998. These grants were made in lieu of market price options for the years 1998 through 2000. Another 430,000 options were granted to other executives in 1999. Since the conditions for the options becoming exercisable were not met, all of the options were forfeited. The Plan was terminated in February 2002.

Executive Stock Purchase Program

     The Executive Stock Purchase Program was approved by stockholders at the 2000 Annual Meeting. Mr. Williamson and nine other participants (including three executive officers) received interest-bearing, full recourse loans to purchase shares of Unocal common stock. Since the executives invest in the shares of the Company, the Program links their interests with other stockholders by having the executive's assets subject to the risks and rewards of Unocal stock ownership.

     The program resulted in the participants acquiring 1,150,310 shares of stock, which they continue to hold, thus aligning their interests with those of other stockholders. Mr. Williamson acquired 179,737 shares of Unocal stock and had an outstanding loan balance of $5.4 million on December 31, 2001. Each of the participants was also granted a Performance Bonus Award, as described below. In February 2002, the Committee decided that no additional loans would be made and cancelled the authorization for the remaining 599,690 shares reserved under the Program for future issuance.

Long-Term Incentive Plan

     The Long-Term Incentive Plan of 1998, as amended (the "1998 Plan") is administered by the Committee. Awards may be in the form of non-qualified stock options, performance shares, performance bonus awards and restricted stock. The previous plan, The Long-Term Incentive Plan of 1991 (the "1991 Plan"), also provided for grants of non-qualified stock options, performance shares and restricted stock.

     In 2000, the stockholders approved Performance Bonus Awards under the 1998 Plan. Performance Bonuses are payable based on the Company's comparative TSR and absolute share price. Performance Bonus Awards were made only to participants in the Executive Stock Purchase Program. Based on the Company's TSR and absolute share price as of December 31, 2001, if the award period had ended on such date, no performance bonuses would have been payable.

     The Committee awarded a "target" number of performance share units in 1998 to the CEO and other executive officers for the 1998 - 2001 performance period under the 1998 Plan. Each unit is the equivalent of one share of the Company's common stock. The awards are dependent on the executive's level of responsibility and base compensation. Mr. Williamson's award for this performance period was 3,700 units.

     The actual payout of awards at the end of the four-year performance period is determined by how the Company's TSR for the period compares to that of the Peer Group. The maximum number of shares that can be paid out is 200% of the performance share units granted, and the maximum value of the payout cannot exceed 400% of the Fair Market Value of the initial award. During the 1998 - 2001 performance period, the Company's TSR was significantly above the average of the Peer Group. Therefore, for that performance period 151% of the performance share units awarded were paid out to the participants, including Mr. Williamson. These payouts were made in cash.

     Option grants are normally made in February or March of each calendar year. Prior option grants are not considered in making these awards. The number of options granted to the executive officers is determined by reviewing option grants for similar positions by the surveyed companies. The compensation value of the option grants to the executive officers as a group is also compared to option grants and compensation data available from the proxy statements of other large public companies. The option exercise price under the 1998 Plan is the fair market value on the date of grant. Exercise of the option results in compensation to the employee only if the fair market value on the date of exercise exceeds the price on the date granted.

     Currently, the only numerical restrictions on grants are the total number of shares available under the 1998 Plan and the limitation that no person may be granted during any 12-month period options to acquire more then 100,000 shares. However, the Company is requesting (as described in pages 26-36 of this proxy statement) that this limitation be increased to 600,000 shares during any 12 month period. In 2001, the Company made four grants, including an option for 450,000 shares to Mr. Williamson and options to purchase 630,000 shares to three other executive officers, subject to stockholder approval of the amendment referred to above. These grants were made after reviewing competitive data and were intended to provide an immediate incentive to the executive to maximize share price performance by granting three years of options at one time. Since these grants were for a three-year period, no additional option grants to these individuals will be made in 2002, 2003 and 2004.

     Since the total number of shares available under the 1998 Plan is less than five percent of the outstanding shares, individual grants during the term of the 1998 Plan have not been of such magnitude as to have any significant dilutive effects on the Company's stock.

     As described above, Unocal aligns management and stockholder interests by linking executive incentive compensation programs to share price performance and the creation of stockholder value. The 1998 Long-Term Incentive Plan also provides for grants of restricted stock to executives, managers and technical employees whose performance and potential is exceptional. The award is forfeited if the recipient resigns or is removed for cause prior to the end of the restriction period. In addition, the Company has incentive programs for other employees that focus on contributions to the success of the Company and its stockholders, including an Annual Incentive Plan, Chairman's Awards and Special Recognition Awards.

                                 Management Development
                                 and Compensation Committee
                                 of the Board of Directors

                                 Frank C. Herringer, Chair
                                 John W. Amerman
                                 Donald B. Rice
                                 Kevin W. Sharer

                                Performance Graph

Cumulative Return To Stockholders*
December 31, 1996 to December 31, 2001

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG UNOCAL, S&P EXPLORATION & PRODUCTION AND S&P 500

                        [PEROFRMANCE GRAPH APPEARS HERE]

                                        S&P
Measurement Period                      Exploration &           S&P 500
(Fiscal Year Covered)       Unocal      Production Index        Index
--------------------        ------      ----------------        --------
Measurement Pt - 1996       $100         $100                    $100
1997                          97           92                     134
1998                          75           62                     172
1999                          87           75                     208
2000                          87          117                     187
2001                          81           91                     162


* Price changes plus reinvested dividends.


NOTE:The S&P Oil & Gas Exploration & Production Index consists of Unocal and six other companies, which are also included in the Peer Group of companies used to compare Unocal's stockholder return for incentive compensation purposes, as explained in the Report of the Management Development and Compensation Committee beginning on page 10.


     The preceding Report of the Management Development and Compensation Committee and Performance Graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into any other document or its inclusion as an exhibit thereto.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------- ----------------------------------------
                                    Annual Compensation                     Long Term Compensation
----------------------------------------------------------------- ----------------------------------------
                                                                           Awards               Payouts
                                                                  ---------------------------  ----------
                                                        Other     Restricted
                                                        Annual      Stock        Securities      LTIP
                                                     Compensation   Awards       Underlying     Payouts     All Other
      Name and                Salary       Bonus      (Dollars)   (Dollars)      Options/SARs  (Dollars)  Compensation
  Principal Position   Year  (Dollars)   (Dollars)       (A)         (B)           (Number)       (C)       (Dollars)
---------------------- ---- ---------- -------------- ----------- ------------ --------------- --------- -------------
---------------------- ---- ---------- -------------- ----------- ------------ --------------- --------- -------------
Charles R. Williamson  2001  $737,502  $1,100,000(D)    $5,847        None      450,000 (E)    $189,260   $44,823(F)
   Chief Executive     -----------------------------------------------------------------------------------------------
   Oficer              2000   436,931     186,761(G)     5,247    $155,640(H)   100,000         113,908    26,321(I)
                       -----------------------------------------------------------------------------------------------
                       1999   348,336     137,756(J)     5,465        None         None         104,782    22,127(K)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Timothy H. Ling        2001   622,500    350,000 (L)     5,191     430,555(M)   240,000 (E)     332,483    35,708(N)
  President and        -----------------------------------------------------------------------------------------------
  Chief Operating      2000   492,310    186,761 (G)     5,644     155,640(H)   100,000           None     26,469(O)
  Officer              -----------------------------------------------------------------------------------------------
                       1999   452,500    165,308 (J)     5,264     522,813(H)      None           None     39,464(P)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Terry G. Dallas        2001   415,008    500,000 (D)      None        None      273,784 (Q)       None     24,964(R)
  Executive Vice       -----------------------------------------------------------------------------------------------
  President and Chief  2000   213,464    121,861 (S)      None        None       65,000           None      2,608(T)
  Financial Officer
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Dennis P.R. Codon      2001   372,504    200,000 (D)     5,191        None      166,410 (U)    179,029     22,845(V)
  Senior Vice          -----------------------------------------------------------------------------------------------
  President, Chief     2000   335,004    146,219 (W)     5,247        None         None         98,515     20,250(X)
  Legal Officer and    -----------------------------------------------------------------------------------------------
  General Counsel      1999   296,672     64,049 (J)     7,077        None      161,717 (Y)    141,764     17,951(Z)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Joe D. Cecil           2001   234,438    120,000         5,413        None        7,819        117,648     14,162 (AA)
  Vice President and   2000   219,190     67,911(BB)     9,333      32,550(M)     7,145         41,561     13,171 (CC)
  Comptroller          1999   207,808       None(DD)      None      34,987(H)     7,291         55,103     12,477 (EE)
----------------------------------------------------------------------------------------------------------------------


(A) Excludes perquisites because their value did not meet the reporting threshold of the lesser of $50,000 or 10 percent of salary plus bonus.

(B) Aggregate restricted Unocal common stockholdings at year-end 2001 and value (based on the closing price of the common stock as reported in the New York Stock Exchange Composite Transactions on December 31, 2001): Mr. Williamson 18,682 shares, $673,860; Mr. Ling 37,431 shares, $1,350,136;
       Mr. Dallas 2,062 shares, $74,376; Mr. Codon 13,802 shares, $497,838; and
       Mr. Cecil 5,115 shares, $184,498. Dividends are paid on restricted stock.

(C) Payout of performance shares the end of the four-year performance period under the Long-Term Incentive Plan of 1991. The dollar values listed for 1999 were paid one-half in cash and one-half in shares of Unocal common stock.

(D) Bonus paid under the Revised Incentive Compensation Plan. Includes cash and amounts deferred under the Unocal Deferred Compensation Plan.

(E) Subject to stockholder approval of amendments to the 1998 Management Incentive Program. See Item 3 - "Approval of Amendments to 1998 Management Incentive Program," beginning on page 26.

(F) Company contributions of $10,200 to participant's Unocal Savings Plan account and $34,623 to participant's Unocal Supplemental Savings Plan account.

                                       (Footnotes continued on following pages)

                                       15



(G) Value on the award date, February 5, 2001, of 5,359 shares of restricted stock awarded in lieu of cash under the Revised Incentive Compensation Plan. The number of shares awarded was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the year.

(H) Value on the award date of a restricted stock award elected in lieu of all or a portion of a cash bonus payment under the Revised Incentive Compensation Plan. The amount deferred into restricted stock was augmented by 25% to compensate for the risk of forfeiture and to promote management stock ownership. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the year.

(I) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $16,121 to the participant's Unocal Supplemental Savings Plan account.

(J) Value on the award date, January 24, 2000, of restricted stock awarded under the Long-Term Incentive Plan of 1998 in lieu of an annual bonus.

(K) Company contributions of $9,600 to participant's Unocal Savings Plan account and $12,527 to the participant's Unocal Supplemental Savings Plan account.

(L) Bonus paid under the Revised Incentive Compensation Plan. Includes cash and amounts deferred under the Unocal Deferred Compensation Plan. An additional amount deferred into restricted stock is reported in the "Restricted Stock Awards" column.

(M) Value on the award date of a restricted stock award elected in lieu of a portion of a cash bonus payment under the Revised Incentive Compensation Plan. The amount deferred into restricted stock was augmented by 20% to compensate for the risk of forfeiture and to promote management stock ownership. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the year.

(N) Company contributions of $6,808 to participant's Unocal Savings Plan account and $27,798 to the participant's Unocal Supplemental Savings Plan account; and $1,102 reportable accumulated interest on deferred cash bonuses.

(O) Company contributions of $6,646 to the participant's Unocal Savings Plan account and $19,470 to the participant's Unocal Supplemental Savings Plan account; and $353 reportable accumulated interest on deferred cash bonuses.

(P) Company contributions of $6,075 to the participant's Unocal Savings Plan account and $33,139 to the participant's Unocal Supplemental Savings Plan; and $250 reportable accumulated interest on deferred cash bonuses.

(Q) Includes 240,000 shares underlying options subject to stockholder approval of amendments to the 1998 Management Incentive Program. See Item 3 - "Approval of Amendments to 1998 Management Incentive Program," beginning on page 26.

(R) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $14,764 to the participant's Unocal Supplemental Savings Plan account.


                                       16



(S) Paid in a combination of $50,000 cash and 2,062 shares of restricted stock under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the year. Amount shown is the value on the grant date, February 5, 2001.

(T) Company contributions to the participant's Unocal Supplemental Savings Plan account.

(U) Includes 150,000 shares underlying options subject to stockholder approval of amendments to the 1998 Management Incentive Program. See Item 3 - "Approval of Amendments to 1998 Management Incentive Program," beginning on page 26.

(V) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $12,537 to the participant's Unocal Supplemental Savings Plan account; and $108 reportable accumulated interest on a deferred cash bonus.

(W) Paid in a combination of $60,000 cash and 2,474 shares of restricted stock under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the year. Amount shown is the value on the grant date, February 5, 2001.

(X) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $9,987 to the participant's Unocal Supplemental Savings Plan account; and $63 reportable accumulated interest on deferred cash bonuses.

(Y) Includes 150,000 performance stock options granted at the option price of $51.012 with tandem limited stock appreciation rights ("TLSARs"). The performance options and TLSARs were forfeited on March 30, 2001, because the vesting conditions were not met.

(Z) Company contributions of $9,600 to the participant's Unocal Savings Plan account and $8,249 to the participant's Unocal Supplemental Savings Plan account; and $102 reportable accumulated interest on deferred cash bonuses.

(AA) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $3,962 to the participant's Unocal Supplemental Savings Plan account.

(BB) The portion deferred into restricted stock is reported in the "Restricted Stock Awards" column.

(CC) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $2,971 to the participant's Unocal Supplemental Savings Plan account.

(DD) Bonus was deferred into restricted stock. See "Restricted Stock Awards" column.

(EE) Company contributions of $9,600 to the participant's Unocal Savings Plan account and $2,877 to the participant's Unocal Supplemental Savings Plan account.

                                       17

                            OPTION/SAR GRANTS IN 2001

------------------- ---------------------- -------------- ------------- ------------- ------------------------------
                                           % of Total                                   Potential Realizable Value
                      Number of Securities   Options                                    at Assumed Annual Rates of
                     Underlying Options     Granted to      Exercise                    Stock Price Appreciation for
                         Granted (A)       Employees in      Price        Expiration         Option Term (C)
     Name                    (#)             2001 (B)        ($/Sh)         Date           5%($)           10%($)
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------

------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
Mr. Williamson            450,000   (D)        13.2%        $35.3550     07/27/2011     $10,005,570    $25,356,060
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
Mr. Ling                  240,000   (D)         7.1         35.3550      07/27/2011       5,336,297     13,523,232
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
Mr. Dallas                 33,784   (E)         1.0         36.2600      02/12/2011         770,401      1,952,347
                          240,000   (D)         7.1         36.2200      08/20/2011       5,466,864     13,854,096
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
Mr. Codon                  16,410   (E)         0.5         36.2600      02/12/2011         374,209        948,319
                          150,000   (D)         4.4         35.3550      07/27/2011       3,335,185      8,452,015
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
Mr. Cecil                   7,819   (E)         0.2         36.2600      02/12/2011         178,302        451,853
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------

(A) The options were granted pursuant to the Long-Term Incentive Plan of 1998. The exercise price of the options is the average of the highest and lowest trading prices of transactions in Unocal common stock as reported in the New York Stock Exchange Composite Transactions for the date of grant. The maximum option exercise period is ten years from the date of grant. The optionees may pay for option stock with cash, Unocal common stock they already own, or with proceeds from the sale of common stock acquired by exercise of the option through authorized cashless exercise procedures with stock brokers. Vesting of options ceases upon termination of employment. Upon a change of control (as defined in the option agreements), any unvested options would vest. The options cease to be exercisable upon termination of employment, with the following exceptions: a participant who retires at or after age 65, upon permanent and total disability, or under conditions determined by the Management Development and Compensation Committee to be for the convenience of the Company, is granted three years in which to exercise vested options. Beneficiaries have 15 months to exercise vested options upon death of the option holder. Options are nontransferable except in the event of the employee's death or pursuant to a court order, unless the Committee, in its sole discretion, permits transfers to the employee's family members and entities established for or owned by family members.

(B) The number of securities underlying all options granted to employees in 2001: 3,397,983.

(C) Use of the assumed stock price appreciation of 5% and 10% each year for the option period is specified in Securities and Exchange Commission Regulation S-K. No valuation method can accurately predict future stock price or option values because there are too many unknown factors. If the stock price does not increase above the exercise price, the options will have no value.

(D) Subject to stockholder approval of amendments to the 1998 Management Incentive Program. See Item 3 - "Approval of Amendments to 1998 Management Incentive Program," described beginning on page 26. The options become exercisable 50% one year from grant, and an additional 25% over each of the following two years.

(E) The options become exercisable in four equal installments 6 months, 1 year, 2 years and 3 years from the date of grant.

                                       18

                     AGGREGATED OPTION/SAR EXERCISES IN 2001
                     AND DECEMBER 31, 2001 OPTION/SAR VALUES

------------------- ------------- ----------- ------------------------------------- --------------------------------
                       Shares                            Number of Securities              Value of Unexercised
                    Acquired on     Value               Underlying Unexercised         In-The-Money Options/SARs at
                      Exercise     Realized            Options/SARs at 12/31/01            12/31/01 (Dollars) (A)
       Name           (Number)    (Dollars)     Exercisable     Unexercisable (B)     Exercisable    Unexercisable
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
Mr. Williamson          None         $0           94,270            500,000            $294,230        $362,750
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
Mr. Ling                None           0         105,000            290,000              41,000         212,600
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
Mr. Dallas              None           0          40,946            297,838                   0               0
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
Mr. Codon               None           0          46,976            165,242              39,742         107,250
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------
Mr. Cecil               None           0          25,108             12,446              48,567          36,792
------------------- ------------- ----------- --------------- --------------------- -------------- -----------------

(A) The price of $36.0700, which was the closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions for December 31, 2001, was used to value the options.

(B) Includes options subject to stockholder approval of amendments to the Long-Term Incentive Plan of 1998, as explained in Item 3 - "Approval of Amendments to 1998 Management Incentive Program," beginning on page 26: Mr. Williamson, 450,000; Mr. Ling, 240,000; Mr. Dallas, 240,000; Mr. Codon, 150,000.


                   LONG-TERM INCENTIVE PLANS - AWARDS IN 2001

                             Performance Share Units

  ----------------------- ------------------- --------------- ------------------------------------------------------
                                                                            Estimated Future Payouts
                                                              ------------------------------------------------------
                                                 Period        Threshold         Target             Maximum
                            Performance           Until         Number of       Number of           Number of
                           Share Units (A)      Maturation       Shares           Shares            Shares (A)
          Name                  (#)             or Payout          (#)             (#)                 (#)
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Williamson                 14,000         12/31/2004          0             14,000              28,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Ling                       10,000         12/31/2004          0             10,000              20,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Dallas                      9,500         12/31/2004          0              9,500              19,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Codon                       6,000         12/31/2004          0              6,000              12,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Cecil                       3,000         12/31/2004          0              3,000               6,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------

(A) Pursuant to the performance shares agreements, the actual number of performance shares paid out is based on the Company's return to stockholders for the four-year performance period (January 1, 2001 through December 31, 2004) compared to that of a group of peer companies selected by the Management Development and Compensation Committee. Return to stockholders is defined as share price appreciation plus dividends expressed as a percentage of the beginning share price. The maximum number of shares that can be paid out is 200% of the performance shares granted, and the maximum value of the payout cannot exceed 400% of the Fair Market Value of the initial award of performance shares. The Management Development and Compensation Committee may reduce the payment based on other factors at the discretion of the Committee. If Unocal's return to stockholders is 30% or less than the peer group's average return to stockholders, there is no payout. The payout percentage may not exceed 50% if Unocal's return is 35% of the average return, the payout may not exceed 100% if Unocal's return is 60% of the average return, and the payout percentage may not exceed 200% if Unocal's return is at least equal to the average return. A matrix is used for determining the specific payout percentages that may not be exceeded for specific average return to stockholders levels between 30% and 100%. Awards can be paid out partly in cash and partly in shares, as determined by the Management Development and Compensation Committee.

                               PENSION PLAN TABLE
                      ESTIMATED ANNUAL RETIREMENT BENEFITS


---------------------- ---------------------------------------------------------------------------------------------
       Covered
   Compensation (A)                                            Years of Service
---------------------- ---------------------------------------------------------------------------------------------
                             10             20              25             30             35              40
---------------------- ----------------------------------------------------------------------------------------------

      $  200,000           $ 32,000        $ 64,000       $ 80,000        $ 96,000       $112,000       $128,000
---------------------- ----------------------------------------------------------------------------------------------
---------------------- ----------------------------------------------------------------------------------------------
         400,000             64,000         128,000        160,000         192,000        224,000        256,000
---------------------- ----------------------------------------------------------------------------------------------
---------------------- ----------------------------------------------------------------------------------------------
         600,000             96,000         192,000        240,000         288,000        336,000        384,000
---------------------- ----------------------------------------------------------------------------------------------
---------------------- ----------------------------------------------------------------------------------------------
         800,000            128,000         256,000        320,000         384,000        448,000        512,000
---------------------- ----------------------------------------------------------------------------------------------
---------------------- ----------------------------------------------------------------------------------------------
       1,000,000            160,000         320,000        400,000         480,000        560,000        640,000
---------------------- ----------------------------------------------------------------------------------------------

(A) Covered compensation is the annual average compensation in the three highest-paid years out of the last ten years preceding retirement. For the named executive officers in the Summary Compensation Table on page 15, covered compensation equals the amounts in the Salary and Bonus columns (except amounts shown as bonuses for 1999) of the Summary Compensation Table and the amount of bonus that the participant elected to defer into restricted stock (other than augmentations for deferring into restricted stock).

     The Company has a noncontributory defined benefit retirement plan covering substantially all U.S. employees. The plan provides participants with retirement benefits based on a formula relating such benefits to compensation and years of service, less up to half of the estimated old age Social Security benefit payable. The amount of these benefits is limited by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code, and excludes augmentations to bonuses deferred into restricted stock. Where that occurs, the Company has a retirement supplement designed to maintain total retirement benefits at the retirement plan formula level. This Pension Plan Table, which covers all persons named in the Summary Compensation Table, shows the estimated annual benefits from the these plans, before the deduction for a portion of the estimated old age Social Security benefit, as described above. The benefits shown are payable in the form of a straight life annuity.

     Covered compensation and credited full years of service under the retirement plan as of year-end 2001 for the executive officers named in the Summary Compensation Table are as follows: $680,924 and 24 years for Mr. Williamson; $692,438 and 4 years for Mr. Ling; $364,236 and 1 year for Mr. Dallas; $459,727 and 27 years for Mr. Codon; and $295,661 and 30 years for Mr. Cecil.

               EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE OF CONTROL ARRANGEMENTS

     The Company has employment agreements with Messrs. Williamson and Dallas that are effective for three years, and one with Mr. Codon that is effective for two years. These agreements automatically renew daily until the Company gives notice that it does not wish to further extend the term, but in no event later than the date of the Company's annual meeting following the employee's 65th birthday. The agreements provide for certain benefits following an employment termination without cause or following an alteration of the employee's employment situation, as defined in the agreements (collectively, a "Termination Without Cause"). For each of Messrs. Williamson and Dallas, these benefits include payments of 3.18 times his annual salary plus three times his target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs, as well as continuation of medical, dental, life and
                                      20
disability insurance coverage for three years following the Termination Without Cause. For Mr. Dallas, in lieu of the foregoing continued medical, dental, life and disability benefits, the Company may elect to pay Mr. Dallas the sum of $25,000. For Mr. Codon, these benefits include payments of 2.12 times his annual salary plus two times his target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs, as well as continuation of medical, dental, life and disability insurance coverage for two years following the Termination Without Cause. The employment agreements with Messrs. Williamson, Dallas and Codon provide that if the Termination Without
Cause occurs within 24 months after a change of control, the amounts payable under the agreements will be subject to a present value reduction and a reduction to offset any compensation earned by them during the three years, as for Messrs. Williamson and Dallas, and during the two years, as for Mr. Codon, immediately following the Termination Without Cause. In each case, if any payment or distribution by the Company ("Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties are incurred with respect to such excise tax (such excise tax and any such interest and penalties, collectively, the "Excise Tax"), then the employee is entitled to an additional payment (a "Gross-Up Payment") in an amount such that after payment by the employee of all taxes (including any interest or penalties imposed) and Excise Tax imposed upon the Gross-Up Payment, the employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. If distributions and payments to be made by the Company do not exceed 110% of the greatest amount (the "Reduced Amount") that could be paid to Messrs. Williamson, Dallas or Codon, such that the receipt of payments would not give rise to any Excise tax, then no Gross-Up Payment will be made to Messrs. Williamson, Dallas or Codon, as the case may be, and the payments will be reduced to the Reduced Amount. Mr. Williamson's agreement was filed as an exhibit to the Company's Current Report on Form 8-K dated March 16, 2000. The agreement for Mr. Dallas was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. The agreement for Mr. Codon was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 and an amendment to Mr. Codon's agreement was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     The Company has a change in control agreement with Mr. Ling that is effective for three years renewing daily until the date that the Company gives notice that it does not wish to further extend the term. The agreement provides that in the event of a Termination Without Cause within 36 months following a Change of Control (as defined in the agreement) that occurred during the term of the agreement, Mr. Ling will be entitled to the same benefits as provided in the employment agreement for Mr. Williamson described above, except that payments under Mr. Ling's agreement are not subject to reduction for compensation earned by him during the three years immediately following his Termination Without Cause. The agreement and the February 28, 2000, amendment thereto were filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

     In the event of a "change in control", as defined in the Company's incentive plans and agreements issued thereunder, restricted stock will become vested, unvested options will become vested, and performance shares will be paid out. At February 28, 2002, 1,330,299 shares of restricted stock were outstanding, unvested options to purchase 5,308,281 shares of common stock were outstanding at a weighted average exercise price of $34.0722, and 825,366 performance shares were outstanding.

     In 2000, the Boards of Directors of the Company and its Union Oil Company of California subsidiary approved an enhanced severance program for U.S. payroll employees not represented by collective bargaining agents in the event they lose their jobs through a change of control of the Company occurring before 2005. In the event of such a "change of control", as defined in the Company's Long-term Incentive Plan of 1998, the program provides for the immediate vesting of accrued benefits and/or accounts of all covered employees under the Company's retirement and savings plans and the immediate payment to such employees in cash of bonuses under its annual incentive compensation plans.

     The program also provides the following in the event of an eligible employee's involuntary termination (other than for death, disability or misconduct) or "constructive discharge" within two years following a change of control:

     Employees with less than five years of service would receive four months of base pay plus three-fourths of a month of base pay for every year of service.

     Employees with five or more years of service would receive four months of base pay plus an enhanced retirement benefit. The enhanced benefit would add three years to the employee's service and age, plus the benefit would utilize the highest consecutive 12 months of pensionable pay in the most recent 120 months of service. The employee would also receive the incremental difference in value, if any, of three-fourths of a month of base pay for each completed year of actual service, to a maximum of 20 months, above the discounted present value of the enhancement to the retirement benefit. Executive officers holding employment or change of control agreements, including Messrs. Williamson, Ling, Dallas and Codon, would be entitled to the enhanced retirement benefit if they agree to its offset against the change of control benefits already provided under such agreements, as discussed above.

     The program permits an eligible employee to elect an immediate distribution or rollover of his or her total retirement plan benefits. The program also provides for subsidized "COBRA" medical and dental coverage for 18 months, a "three plus three" enhancement to criteria for determining eligibility and contributions under the Company's retiree and special continuation medical coverages and eligibility under its retiree life and AD&D insurance plans, as well as certain other benefits.

     The program includes a "tax gross-up" arrangement for employees subject to the excise tax provided for by Section 280G of the Internal Revenue Code, including Messrs. Williamson, Ling, Dallas and Codon. Under this section, excise taxes are imposed on employees receiving change-of-control payments (as defined) that exceed 2.99 times the employee's average annual compensation (as defined). Under the arrangement, an employee who is subject to the excise tax would receive a gross-up payment, in addition to the amounts deemed change-of-control payments, to eliminate the effect of the excise tax. This gross-up arrangement would apply only if the employee's change-of-control payments exceed the excise tax threshold amount of Section 280G by more than 10 percent. Otherwise, such payments would be reduced below the threshold.

                           INDEBTEDNESS OF MANAGEMENT

         The Company made loans to three executive officers for the purchase of Unocal common stock under the 2000 Executive Stock Purchase Program, approved by stockholders at the 2000 Annual Meeting. The loans accrue interest at 6.8%, compounded annually. The loans were made on March 16, 2000, and they mature on March 16, 2008. The minimum interest payable each March 16 during the years 2001 through 2005 is limited to the amount of dividends paid during the prior 12 month period on the number of shares purchased with the loan. Any remaining unpaid accrued interest is added to the principal and accrues interest thereafter. Starting March 16, 2006, principal is payable in three equal annual payments along with the full amount of interest accrued over the past 12 months. The loans are full-recourse, with exceptions for death or disability, and are not secured by the shares of common stock purchased or by any other collateral.

         The loan agreements and related promissory notes were filed as exhibits to the Company's Current Report on Form 8-K dated March 16, 2000.

                      LOANS TO EXECUTIVE OFFICERS UNDER THE
                      2000 EXECUTIVE STOCK PURCHASE PROGRAM

------------------------------ ---------------------------------------- ----------------------- --------------------------
                                                                         Largest Outstanding
                                                                             Amount Since          Amount Outstanding
Name                                     Principal Position                January 1, 2001          at March 17, 2002
------------------------------ ---------------------------------------- ----------------------- --------------------------
------------------------------ ---------------------------------------- ----------------------- --------------------------
Mr. Williamson                 Chairman and Chief Executive Officer           $5,510,849.68             $5,367,060.88
------------------------------ ---------------------------------------- ----------------------- --------------------------
------------------------------ ---------------------------------------- ----------------------- --------------------------
Mr. Ling                       President and Chief Operating Officer           5,477,887.10              5,353,340.43
------------------------------ ---------------------------------------- ----------------------- --------------------------
------------------------------ ---------------------------------------- ----------------------- --------------------------
Mr. Codon                      Senior Vice President, General Counsel          2,774,761.63              2,702,867.23
                               and Chief Legal Officer
------------------------------ ---------------------------------------- ----------------------- --------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of December 31, 2001, the following entities were known by the Company to own beneficially more than five percent of the Company's common stock.

-------------------------------------------------------- ---------------------------------- ------------------------
                                                               Amount and Nature of
Name and Address of Beneficial Owner                           Beneficial Ownership            Percent of Class
-------------------------------------------------------- ---------------------------------- ------------------------
-------------------------------------------------------- ---------------------------------- ------------------------
Capital Research and Management Company                           23,652,020 (A)                      9.6%
333 South Hope Street
Los Angeles, California  90071
-------------------------------------------------------- ---------------------------------- ------------------------
-------------------------------------------------------- ---------------------------------- ------------------------
Dodge & Cox
One Sansome St., 35th Floor                                       15,732,933 (B)                      6.4
San Francisco, CA  94104
-------------------------------------------------------- ---------------------------------- ------------------------
-------------------------------------------------------- ---------------------------------- ------------------------
Capital Group International, Inc.
11100 Santa Monica Blvd.                                          13,175,110 (C)                      5.4
Los Angeles, CA  90025
-------------------------------------------------------- ---------------------------------- ------------------------
-------------------------------------------------------- ---------------------------------- ------------------------
Putnam Investments, LLC.                                          12,944,022 (D)                      5.3
One Post Office Square
Boston, MA 02109
-------------------------------------------------------- ---------------------------------- ------------------------

(A) Based on a Schedule 13G dated February 11, 2002, Capital Research and Management Company beneficially owned these shares as a result of acting as investment advisor to various investment companies. This number included 1,351,020 shares resulting from the assumed conversion of 1,150,000 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. Capital Research and Management Company had the sole power to dispose of or direct the disposition of all these shares. Capital Research and Management Company did not have voting power over any of the shares, which was held by the investment companies.

(B) Based on a Schedule 13G dated February 7, 2002, Dodge & Cox beneficially owned these shares on behalf of clients, which may include investment companies, employee benefit plans, pension funds, endowment funds or other institutional clients. Dodge & Cox had sole voting power over 14,809,533 shares, and shared voting power over 151,900 shares. Dodge & Cox had sole dispositive power over all these shares.

(C) Based on a Schedule 13G dated February 11, 2002, Capital Group International, Inc. beneficially owned these shares as the parent holding company of a group of investment management companies that provide investment advisory and management services for their clients, which include investment companies and institutional accounts. This number included 420,580 shares resulting from the assumed conversion of 358,000 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. The investment management companies had sole voting power over 11,341,230 shares, and had sole dispositive power over all these shares.

(D) Based on a Schedule 13G dated February 5, 2002, the shares were beneficially owned by Putnam Investments, LLC., which is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., and which wholly owned Putnam Investment Management, LLC. (which is the investment adviser to the Putnam family of mutual funds), and The Putnam Advisory Company, LLC. (which is the investment adviser to Putnam's institutional clients, which clients may include investment companies, employee benefit plans, pension funds, endowment funds or other institutional clients). Putnam Investments, LLC., together with its two investment advisory subsidiaries, had shared voting power over 454,172 shares and shared dispositive power over all the shares. Marsh & McLennan Companies, Inc. did not have any voting or dispositive power over the shares.

                                     ITEM 2.
                         RATIFICATION OF APPOINTMENT OF
              PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of the firm of PricewaterhouseCoopers LLP as independent accountants for 2002. This appointment was made by the Board of Directors on the recommendation of its Accounting & Auditing Committee.

     PricewaterhouseCoopers LLP, one of the nation's largest public accounting firms, or one of its predecessors has served as the Company's independent accountants for the past 57 years. Representatives of the firm are expected to be present at the Annual Meeting, will have the opportunity to make a statement if so desired and will be available to respond to questions.

                  Report of the Accounting & Auditing Committee

     The Accounting & Auditing Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Committee is composed of four independent directors, each of whom meets the independence standard of the New York Stock Exchange. The Committee operates under a written charter recommended by the Committee and adopted by the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements to accounting principles generally accepted in the United States of America.

     In this context, the Committee reviewed and discussed with management and the independent accountants the audited consolidated financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with them their independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                        Accounting & Auditing Committee
                                        of the Board of Directors

                                        James W. Crownover, Chair
                                        John W. Creighton, Jr.
                                        Charles R. Larson
                                        Marina v.N. Whitman

     The preceding Report of the Accounting & Auditing Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into any other document or its inclusion as an exhibit thereto.

Audit fees

     The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2001, and reviews of the Company's consolidated financial statements included in its Quarterly Reports on Form 10-Q during 2001 were $2.1 million.

All other fees

     The aggregate fees for services rendered by PricewaterhouseCoopers LLP during 2001, other than those set forth above, were $1.2 million. These services included:

     o    Regulatory and compliance audits
     o    General accounting research
     o    Income tax advice
     o    Accounting due diligence related to acquisitions

     Included in the $1.2 million above for all other fees are services of $0.9 million for accounting and audit related activities.

     The Accounting & Auditing Committee has considered whether the provision by the independent accountants of non-audit services to the Company is compatible with the accountants' independence. All PricewaterhouseCoopers LLP non-audit projects that involve a fee of $100,000 or more are reviewed by the Accounting & Auditing Committee. PricewaterhouseCoopers LLP non-audit projects are defined as any work that is done by PricewaterhouseCoopers LLP that is not required for it to render its annual opinion on Unocal's consolidated financial statements.

     The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2002. The proxy holders will vote all proxies received FOR ratification unless instructed otherwise.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting, and entitled to vote on this item, is required for ratification of the appointment.

                                     ITEM 3.
                            APPROVAL OF AMENDMENTS TO
                        1998 MANAGEMENT INCENTIVE PROGRAM

     The 1998 Management Incentive Program (the "Program"), and amendments to the Program in 2000, were adopted by the Board of Directors and approved by the stockholders in order to attract and retain key employees, strengthen their commitment to maximizing the profitability of the Company and increase stockholder value. The Program consists of:

     o the Revised Incentive Compensation Plan (the "RICP"), which provides for annual cash bonus awards, a portion of which may be deferred or paid as restricted stock; and
     o the Long-Term Incentive Plan of 1998 (the "LTIP"), which provides for grants of non-qualified stock options, performance shares awards, restricted stock and performance bonus awards.

     The Board of Directors, with Messrs. Williamson and Ling abstaining, upon the recommendation of the Management Development and Compensation Committee, has amended the Program, subject to stockholder approval, to:

     o increase the limit on the number of shares subject to options that may be granted to any individual during any 12-month period under the LTIP from 100,000 to 600,000 shares of stock (an increase of 500,000 shares), allowing for greater emphasis on long term stock performance-based compensation and multi-year grants; and

     o increase the aggregate number of shares available under the Program from 4,750,000 shares to 8,750,000 shares (an increase of 4,000,000 shares), no more than 3,250,000 of which (an increase of 1,500,000 from 1,750,000 shares) may be issued as performance share awards or restricted stock awards.

     This proposal requests, and the Board of Directors recommends, stockholder approval of the amendments to the Program. If the stockholders do not approve the amendments, the Company will continue to make awards under the Program as it was in effect prior to the amendments and may consider other compensation arrangements in order to retain its senior executives and other key employees. Option grants within the new limits described above were made to four executive officers, subject to stockholder approval of the amendments. These grants are shown in the table entitled "New Plan Benefits" below, along with all other awards made in 2001 and through February 28, 2002 under the Program.

Summary Description of the Program

     The following summary of the material terms of the Program, as amended, is qualified in its entirety by reference to the full text of the Program, as amended, which is attached to this proxy statement as Exhibit A.

Administration and Eligibility

     The Program is administered by the Management Development and Compensation Committee (the "Committee"), which is comprised entirely of non-employee directors. The Committee has broad authority to administer the Program, including the power, subject to the terms of the Program, to make (and amend) awards, establish, adopt or revise rules and regulations and interpret and make determinations relating to the Program as it may deem necessary or advisable in the administration of the Plan. The Committee, in its discretion, may select as Program participants any employees of the Company and its subsidiaries.

     All officers and other employees of the Company and its subsidiaries (including all of its named executive officers) are considered eligible to participate in the Program. As a practical matter no more than 500 employees have been granted awards under the Program and only ten current or former senior executives of the Company, who are participating in the 2000 Executive Stock Purchase Program, have been granted Performance Bonus Awards under the Program.

     The Committee has delegated the authority to Director and Chief Executive Officer Charles R. Williamson, as a one-member committee appointed by the Board of Directors of the Company, to grant awards under the RICP to employees other than executive officers, and to grant awards of stock options, restricted stock (up to 80,000 shares per year) and performance shares under the LTIP to employees other than executive officers (References to the Committee below are qualified by this delegated authority.)

Shares Subject to the Program; Adjustment

     The original authorization of shares for the LTIP and RICP was 4,750,000 shares, although no more than 1,750,000 shares could be issued as performance share awards or restricted stock awards. The amendments provide, subject to stockholder approval, that the authorization of shares for the LTIP and RICP be increased by 4,000,000 shares to a total of 8,750,000 shares, and the number of shares that may be issued as performance share awards or restricted stock awards be increased by 1,500,000 shares to a total of 3,250,000 shares.

     After taking into account the additional 4,000,000 shares, subject to stockholder approval, and the awards made under the Program through February 28, 2002, a total of 4,649,077 shares remain available for future grants under the Program, no more than 1,692,277 of which remain available for performance share awards or restricted stock awards. Shares subject to awards that lapse or are not exercised before they expire, terminate or fail to vest, and shares canceled for withholding taxes upon vesting, also are available for future awards under the Program.

     The number of shares available for issuance under the Program and the number and price of the shares or other consideration subject to outstanding awards are subject to adjustment by the Committee upon changes in the outstanding common stock resulting from stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in the Company's capitalization. In addition, as described in greater detail below with respect to each type of award, the occurrence of a "Change of Control" will generally affect outstanding awards granted under the Program. For the purposes of the Program, a Change of Control generally includes:

     o an acquisition by any "person" of beneficial ownership in more than 20% of the common stock or voting securities then entitled to vote generally in the election of directors of the Company (other than an acquisition by or from the Company, an acquisition by a Company employee benefit plan or any acquisition in connection with certain business combinations (see Section 2 of the LTIP);
     o certain changes in the majority of the Board within a certain period of time;
     o stockholder approval of a complete liquidation or dissolution of the Company; or
     o the consummation of (or in some cases, immediately preceding) certain mergers or consolidations or sales of all or substantially all of the Company's assets (See Section 2 of the LTIP).

     Certain outstanding awards may have Change of Control provisions that differ from those above based on the terms of the plan (or award agreement) as it existed at the time of the award, or as it has subsequently been amended.

     The Program does not limit the authority of the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

Awards Under the Revised Incentive Compensation Plan

     The RICP provides for awards and payments to be determined on a yearly basis (the "RICP Award Period"). The Committee establishes individual target awards for each participant. The sum of these individual awards is the target fund for the annual RICP Award Period. The bonus pool for a year is equal to 2% of the Company's "Net Cash Provided by Operating Activities" (as defined in the
RICP) during that year. The aggregate amount of awards (without giving effect to any increase in value upon a deferral into restricted stock) under the RICP for a year may not exceed this bonus pool.

     For the Chief Executive Officer and certain other executive officers, the Committee establishes awards, each of which is for a percentage of this bonus pool. The Committee has the sole discretion to determine whether the full amount of such an award is paid and may reduce, but may not increase, the amount of the award payable based on any criteria that the Committee determines. The criteria may include, but are not limited to, one or more of the following (as defined in the RICP):

     o    individual performance

     o    the Company's "Comparative Return to Stockholders"

     o    the Company's "Return on Capital Employed"

     o    the Company's "Future Year Value Creation"

     The Committee establishes individual target awards for the remaining participants based on any criteria that the Committee determines. The criteria may include, but are not limited to, one or more of the following (as defined in the RICP):

     o    salary grade

     o    the Company's "Comparative Return to Stockholders"

     o    the Company's "Return on Capital Employed"

     o    the Company's "Future Year Value Creation"

     Subject to the amount of the bonus pool that remains after paying awards for the CEO and certain other executive officers described above, the Committee may increase or decrease the amounts payable to participants under the awards described in this paragraph based on factors such as, but not limited to, the following:

     o comparison of actual operational or financial results to plans or goals, adjusted for external factors such as changes in market prices

     o individual performance of employees selected to participate in the RICP

     o    reasonableness of total cash compensation.

     The maximum cash award that may be payable to a participant for a year is 0.25% of the Company's Net Cash Provided by Operating Activities (which was $1.668 billion and $2.125 billion in 2000 and 2001, respectively) or, if less, $2,000,000. The value of the portion of an award deferred in the form of restricted stock may be increased up to 100% as described below, although the maximum premium to date has been 50%.

     Unless otherwise provided, awards are payable in cash from the general funds of the Company in a manner (which may include deferral of cash awards) prescribed by the Committee. An award may be paid all or in part as restricted stock, either as determined by the Committee or pursuant to an election by the recipient under terms established by the Committee. In consideration for forgoing cash compensation, the Committee may grant restricted stock with a total dollar value (without giving effect to the reduction in value attributable to the restrictions) of up to 100% greater than the cash amount deferred. The number of shares of restricted stock issued in lieu of a cash payment is based on the fair market value of the Company's common stock, after any increase in the dollar value of the award described above.

     If an employee elects to defer a cash payment into restricted stock, the restricted stock will be subject to a restriction period of not less than four years. Employees are entitled to vote the restricted stock and receive dividends during the restriction period. If the employee has satisfied all of the conditions on the restricted stock established by the Committee by the end of the restriction period, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends (to the extent, if any, unpaid during the restriction period), less any amounts withheld for taxes.

     Shares of restricted stock are generally nontransferable during the restriction period except by will, beneficiary designation or the laws of descent and distribution in the event of an employee's death, or pursuant to a court order. The Committee may, however, in its sole discretion, permit certain transfers to the employee's family members and entities established for or owned by family members.

     Unless the Committee otherwise provides, if a participant's employment terminates during the restriction period for any reason other than the participant's resignation, retirement at the participant's election before age 65, or termination for cause or performance inadequacy, then the restricted stock will be payable in full and distributed as soon as practicable following the termination. If a participant's employment terminates during the restriction period because he or she elects to retire before age 65, resigns or is terminated for cause or performance inadequacy, then the unvested restricted stock award will be surrendered back to the Company upon the termination.

     Upon or in anticipation of a Change of Control (for purposes of the RICP), the current Award Period will be shortened and will end on the date of such Change of Control. At that time, each participant would be paid an amount in cash not less than his or her target award, prorated by the ratio that the shortened Award Period bears to the calendar year, and subject to the applicable bonus pool limitation. In addition, under certain circumstances, such as a merger or a public tender for Unocal stock, the Committee may change or eliminate the restriction period on outstanding restricted stock. Award agreements generally provide for the payout or removal of restrictions upon or in anticipation of a Change of Control.

     In addition to, or in lieu of, an election to defer awards into restricted stock, employees who are eligible to participate in the Company's Deferred Compensation Plan may elect to defer up to 90% of an award granted under the RICP to the individual's deferral account under the Unocal Deferred Compensation Plan. Any amounts elected to be deferred under the Deferred Compensation Plan will be distributed to participants according to their elections under the terms of the Deferred Compensation Plan. The Unocal Deferred Compensation Plan was filed as an exhibit to the Company's Registration Statement on Form S-8 filed with the SEC on November 16, 2001 (SEC File No. 333-73540).

Awards under the Long-Term Incentive Plan

Stock Options

     The Committee, subject to the delegated authority referenced above, determines the specific officers and employees and the number of shares subject to each stock option granted under the LTIP and the manner, conditions and time of exercise. The Committee may impose restrictions on shares acquired through exercise. No options are exercisable more than 10 years after the date of grant. The option price per share may not be less than the fair market value of a share of common stock on the date of grant, and is payable in cash and/or shares of common stock or by "cashless exercise" as determined by the Committee. Options are evidenced by stock option agreements in a form approved by the Committee. The granting of an option does not entitle the employee to the rights of a stockholder; such rights accrue only after exercise and issuance of shares.

     Under certain circumstances, such as a merger or a public tender for Unocal stock, the Committee may declare outstanding options to be immediately exercisable. Award agreements generally provide that all outstanding options will become immediately exercisable upon a Change of Control (as defined in the award agreements and generally described above). The Committee may also provide that outstanding options that are vested and exercisable may terminate upon the occurrence of certain events, such as a dissolution or certain mergers or consolidations of the Company.

Performance Shares

     Performance share awards may be granted by the Committee with respect to a period of time of not less than four years (an "LTIP Award Period"). Each performance share has an initial value equivalent to one share of the Company's common stock. No participant may receive more than 30% of the aggregate number of performance shares granted or more than 25,000 performance shares in a 12-month period.

     At the end of an LTIP Award Period, the Committee establishes a percentage (up to 200%) by which the performance shares awarded will be multiplied, based on the Company's Comparative Return to Stockholders. Once established, each employee's performance shares will be multiplied by that percentage ("payout shares"). Each employee is then entitled to a dollar amount equal to the value of the payout shares, however, in no event may the value of the awards paid after the applicable performance period exceed more than 400% of the value of the award at the time of grant. The payments can be made in shares of the Company's common stock, or cash, or a combination of stock at their market value and cash, at the discretion of the Committee.

     As provided in the award agreements, upon or in anticipation of a "Change of Control" (as defined in the LTIP and/or the award agreements) of the Company, any LTIP Award Period will be shortened and will end on the date of such Change of Control. At that time, full payments of awards will be accelerated based on a Comparative Return to Stockholders determined by the Committee for the reduced Award Period.

     If a participant's employment terminates during an LTIP Award Period for any reason other than the participant's resignation, retirement at the participant's election before age 65, or termination for cause or for performance inadequacy, then the performance shares will be paid at the end of the LTIP Award Period and prorated for service during the period. If a participant's employment terminates during an LTIP Award Period because he or she resigns, elects to retire before age 65, or as a result of a termination for cause or performance inadequacy, then the performance shares award will be forfeited and no payout will be made.

Restricted Stock

     The Committee may grant shares of common stock subject to certain restrictions, including a restriction period of at least four years. The employee is entitled to vote the restricted stock and receive dividends during the restriction period. If the employee has satisfied all of the conditions of the restricted stock award established by the Committee by the end of the restriction period, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends (to the extent, if any, unpaid during the restriction period), less any shares withheld for taxes.

     Under certain circumstances, such as a merger or a public tender for Unocal stock, the Committee may change or eliminate the restriction period on outstanding restricted stock. Award agreements generally provide for the removal of restrictions upon a Change-in-Control (as defined in the LTIP and/or the award agreements and generally described above).

     If a participant's employment terminates during the restriction period for any reason other than the participant's resignation, retirement at the participant's election before age 65, or termination for cause or performance inadequacy, then the restricted stock will be prorated for service during the restriction period and distributed as soon as practicable following the termination. If a participant's employment terminates during the restriction period because he or she resigns, elects to retire before age 65, or is terminated for cause or performance inadequacy, then the restricted stock award will be surrendered back to the Company upon the termination.

Performance Bonus Awards

     Performance Bonus Awards ("Bonus Awards") are payable in cash if and to the extent the goal or goals established by the Committee are satisfied. At the time of granting a Bonus Award, the Committee establishes:

     o the goal or goals, based in part on the Company's "Comparative Return to Stockholders" and changes to the price of the Company's common stock and
     o a matrix to be used to determine the cash amount, if any, that will be paid based on the extent to which the goal or goals are achieved.

     In determining the range of possible Bonus Award payments, the Committee may take into account the participant's responsibility level, cash compensation level, and the fair market value of the Company's common stock at the time of the Bonus Award, as well as such other factors as it deems appropriate. Performance against established goals will be measured over an LTIP Award Period, subject to early termination as described below.

     The maximum performance bonus that may be paid to any person for any four-year LTIP Award Period is $6,500,000. The maximum performance bonus that may be paid to any person for any LTIP Award Period that is longer than four years is $1.625 million times the number of years in the LTIP Award Period.

     In connection with a "Change of Control" (as defined in the LTIP and generally described above) of the Company, the Committee will declare any award period ended as of the date of the Change of Control and accelerate the payment of the Bonus Awards in an amount not less than 50% of the target amount. If a participant's employment terminates during an award period for any reason other than voluntary termination (any termination by the participant prior to "normal retirement age") or termination for cause, the Bonus Award will remain outstanding and the participant will receive the same Bonus Award payout at the end of the LTIP Award Period, based on the Company's Comparative Return to Stockholders, as if the participant had remained employed during the full LTIP Award Period. If a participant's employment terminates during an LTIP Award Period voluntarily or is terminated for cause, then the Bonus Award will be forfeited and no payment will be made.

     The Committee has not granted any Bonus Awards under the LTIP since March, 2000.

Transfer Restrictions

     Awards granted under the LTIP are generally nontransferable by the recipient other than by will, beneficiary designation or the laws of descent and distribution upon the death of an employee, or pursuant to court orders. Options are generally exercisable only by the recipient. The Committee may, however, permit the transfer of options, performance shares and/or restricted stock awards to the employee's family members and entities established for or owned by family members.

Program Benefits

     In 2001, the Committee granted options under the Program to four executives, subject to stockholder approval of the amendments. The table below shows these options and includes the other awards granted from January 1, 2001 through February 28, 2002 under the existing Program. The market price of a share of Unocal common stock as of February 28, 2002 was $36.035 per share. The Company believes that awards under the Program in 2001 would not have been substantially different from those actually made under the Program if the amendments had then been in effect. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the Program cannot be determined at this time.

    Awards Under the Program from January 1, 2001 through February 28, 2002

------------------------------ ------------------------------------------------------------- --------------------------


          Name and
          Position                                         LTIP                                        RICP
------------------------------ ------------------------------------------------------------- --------------------------
------------------------------ ------------------------------------------------------------- --------------------------
                                                                                                            Number of
                                                   Number of                                                Shares of
                                  Number of         Common                                                  Restricted
                                Common Shares       Shares                                                    Common
                                  Underlying      Underlying     Number of                                     Stock
                                   Options         Options       Shares of                                  Granted In
                                   Granted       Granted not    Restricted      Number of                     Lieu of
                                  Subject to      Subject to      Common      Performance                      Cash
                                 Stockholder     Stockholder      Stock          Shares       Cash Awards     Awards
                                 Approval (A)    Approval (A)   Granted (B)    Granted (C)    Granted (D)    (B), (E)
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
Charles R. Williamson
Chairman of the Board &
Chief Executive Officer
   1-1-01 through 12-31-01        450,000(F)         None           None          14,000      $1,100,000        None
   1-1-02 through 2-28-02            None            None           None          17,712            None        None
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
Timothy H. Ling
President & Chief
Operating Officer
   1-1-01 through 12-31-01        240,000(F)         None           None          10,000         350,000      12,399
   1-1-02 through 2-28-02            None            None           None          11,424            None        None
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
Terry G. Dallas
Executive Vice President &
Chief Financial Officer
   1-1-01 through 12-31-01        240,000(G)       33,784(H)        None           9,500         500,000        None
   1-1-02 through 2-28-02            None            None           None          10,000            None        None
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
Dennis P.R. Codon
Senior Vice President,
General Counsel & Chief
Legal Officer
   1-1-01 through 12-31-01        150,000(F)       16,410(H)        None           6,000         200,000        None
   1-1-02 through 2-28-02            None            None           None           4,000            None        None
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
Joe D. Cecil
Vice President & Comptroller
   1-1-01 through 12-31-01           None           7,819(H)        None           3,000         120,000        None
   1-1-02 through 2-28-02            None           8,813(I)        None           3,500            None        None
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
Executive Officer Group
   1-1-01 through 12-31-01      1,080,000          65,446           None          45,500       2,378,000      12,399
   1-1-02 through 2-28-02            None         16,646            None          49,136            None        None
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
Non-Executive Director Group
   1-1-01 through 12-31-01            N/A             N/A            N/A             N/A             N/A         N/A
   1-1-02 through 2-28-02             N/A             N/A            N/A             N/A             N/A         N/A
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------
All Other Employees (J)
   1-1-01 through 12-31-01           None         498,730(K)      82,340         158,642      14,040,363      32,620
   1-1-02 through 2-28-02            None         236,172(L)        None         171,661            None        None
------------------------------ ---------------- -------------- ------------- --------------- ------------- ------------

                                       32

(A) See "Options/SAR Grants in 2001" table at page 18 for a summary of the material terms of these options.

(B) The shares have a minimum four-year restriction period and the market price of the common stock on the dates of grant was $34.73 for grants under the RICP, and ranged from $30.12 to $38.32 for grants under the LTIP. Recipients are entitled to vote the shares and receive dividends during the restriction period.

(C) The average of the closing market price of the common stock as reported in the New York Stock Exchange Composite Transactions for the 30 consecutive trading days prior to January 1, 2001, and January 1, 2002, which were the commencement of the award periods, were $36.388 and $33.875, respectively. See footnote (A) to the "Long-Term Incentive Plan - Awards in 2001" table at page 19 for a summary of the material terms of these performance share awards.

(D) Amounts granted were awarded in 2002, but relate to calendar year 2001. Amounts voluntarily deferred into restricted stock are reported in the RICP Restricted Stock column. Portions of amounts shown under "Cash Awards Granted" were deferred under the Unocal Deferred Compensation Plan.

(E) Restricted stock received for voluntary deferral of all or part of a cash bonus attributable to the calendar year 2001. The shares were issued in 2002. The amount deferred into stock was increased by 20%.

(F)  Subject to on  stockholder  approval.  Grant date:  7-27-01;  Option price:
     $35.3550. This is a 3 year grant; therefore, the recipient is not eligible for additional grants in the calendar years 2002, 2003, and 2004.

(G)  Subject to on  stockholder  approval.  Grant date:  8-20-01;  Option price:
     $36.2200. This is a 3 year grant; therefore, the recipient is not eligible for additional grants in the calendar years 2002, 2003, and 2004.

(H)  Grant date: 2-12-01; Option price: $36.2600.

(I)  Grant date 2-12-02; Option price: $34.725.

(J) See the table below for restricted stock grants and stock option grants made under other plans.

(K)  Granted at a weighted average exercise price of $33.4319.

(L)  Granted at an exercise price of $34.725.

Other Broad-Based Plans Benefits

     The following table shows additional stock option and restricted stock awards that were granted from January 1, 2001 through February 28, 2002 under separate employee broad-based plans. Directors and executive officers are not eligible to receive awards under the Unocal Stock Option Plan, and it is not anticipated that they would receive awards under the Union Oil Restricted Stock Plan.

------------------------------------------------ -------------------------------- ------------------------------------
                                                     Unocal Stock Option Plan        Union Oil Restricted Stock Plan
                                                 -------------------------------- ------------------------------------
                                                 -------------------------------- ------------------------------------
                                                   Number of Shares Underlying            Number of Shares of
           Name and Position                             Options Granted               Restricted Stock Granted
------------------------------------------------ -------------------------------- ------------------------------------
------------------------------------------------ -------------------------------- ------------------------------------
All Other Employees
  1-1-01 through 12-31-01                                   1,753,807                            360,790
  1-1-02 through 2-28-02                                    1,408,822                                339
------------------------------------------------ -------------------------------- ------------------------------------

     The following table shows, as of February 28, 2002, the number of Unocal common shares authorized, issued, reserved for issuance in connection with outstanding grants, and remaining available for future grants under all stock compensation plans pursuant to which Unocal common shares may be issued in the future. The table includes the additional 4,000,000 Program shares subject to stockholder approval.

          Authorized, Issued and Reserved Shares for Stock Compensation Plans

-------------------------------- ------------ ---------- -------------------------------- ------------ -------------
                                                              Shares Reserved For
                                                               Outstanding Grants
                                                         --------------------------------
                                                                                                          Shares
                                                                                                        Unused and
                                                                                            Shares          Not
                                                                                           Available     Available
                                    Shares     Shares     Performance    Stock     Stock   for Future   for Future
Stock Compensation Plans (A)      Authorized  Issued (B)    Shares      Options    Units    Grants        Grants
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
1991 Management Incentive        11,000,000   3,718,846      None      3,397,608      N/A     None     3,883,546
Program
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
1998 Management Incentive        8,750,000 (C) 665,569    825,366      2,609,988      N/A 4,649,077(C)      None
Program                                                                (D)
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
Special Stock Option Plan of     1,100,000     302,674        N/A       394,593       N/A     None       402,733
1996
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
Unocal Stock Option Plan         8,000,000     223,017        N/A      6,066,271      N/A 1,710,712         None
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
Union Oil Co. Restricted Stock     400,000     361,129        N/A           N/A       N/A   38,871          None
Plan
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
Directors' Restricted Stock        300,000     104,587        N/A           N/A    12,431  112,759(E)     70,223
Units Plan
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------
2001 Directors' Deferred           500,000        None        N/A        42,936    81,310  375,754          None
Compensation and Stock Award
Plan
-------------------------------- ------------ ---------- ------------- ----------- ------ ------------ -------------

(A)  Excludes the Unocal Savings Plan, which is a 401(k) retirement plan.

(B) Amounts shown include shares of outstanding restricted stock and exclude restricted stock forfeited prior to vesting or canceled for payment of withholding tax upon vesting.

(C)  Includes 4,000,000 shares subject to stockholder approval.

(D) Includes 1,080,000 shares underlying stock option grants made to four executive officers subject to stockholder approval of the Program amendments at the Company's 2002 annual stockholders meeting.

(E) Only dividend equivalent units may be granted in the future under this Plan.



Federal Income Tax Consequences

     Under current law, cash awards will be taxed as ordinary income to the employee in the year in which they are received. When the employee is taxed, the Company receives a tax deduction at the same time and for the same amount.

     Upon exercise of a non-qualified stock option, the employee will realize ordinary income in an amount measured by the excess, if any, of the fair market value of unrestricted shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Restricted stock, if any, acquired through the exercise of stock options will be subject to the tax treatment described below for restricted stock, except that it would not be subject to limitations on deductibility under Section 162(m) of the Internal Revenue Code.

     An employee who has been granted a performance share award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at such time. Whether a performance share award is paid in cash or shares of common stock, the employee will have ordinary income and the Company will have a corresponding deduction when payout is made. The measure of such income and deduction for any shares of Common Stock will be their fair market value at the time the performance share award is paid out. There will be a charge against corporate earnings each year for a portion of the payment expected to be made.

     An employee receiving restricted stock may be taxed in one of two ways: (i) the employee pays tax when the restrictions lapse, or (ii) the employee makes a special election to pay tax in the year the grant is made. The value of the award for tax purposes is the fair market value of the shares of common stock at the applicable time. This value is taxed as ordinary income and is subject to income tax withholding. When the employee is taxed, the Company generally receives a tax deduction at the same time and for the same amount. If an employee elects to be taxed at grant, when the restrictions lapse there will be no further tax consequences attributable to the awarded stock until sale or other disposition of the stock. However, dividends in cash and stock will be treated as follows:

     o if the above special tax election has been made, cash dividends paid to the employee will be taxable dividend income to the employee when paid, but the Company will not be entitled to any corresponding deduction; and
     o if such election has not been made, the employee will have taxable compensation income and the Company a corresponding deduction when the dividends are paid.

     The Company believes that awards under the Program (except for restricted stock awards under the LTIP and cash dividends) are designed to satisfy the requirements for "performance based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and thus preserves the deductibility of such compensation under federal income tax law. If compensation attributable to awards is not "performance based" within the meaning of 162(m), the Company may not be permitted to deduct aggregate compensation to its chief executive officer or any of its other four most highly-compensated officers to the extent that it exceeds $1 million in any calendar year. Furthermore, if an award is accelerated under the Program in connection with a change in control (as the term is used under the Code), the Company will not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") in excess of the average annual base salary if the parachute payments exceed certain threshold limits under the Code; certain related excise taxes also may be triggered.

Accounting Aspects

         For financial accounting purposes, generally no charge to earnings currently is required for options granted with an exercise price equal to or greater than the market price at time of grant. In the event options are granted at a price that is less than current market price, a charge to earnings for the difference is amortized over the vesting period of the options. An accrual to expense is being made for the four option grants to executives subject to stockholders' approval of the Program amendments because the measurement date for these grants for accounting purposes is the date that the amendments are approved by the stockholders, rather than the date that the options were granted.

     When a restricted stock award is made, the value of the stock at the date of grant will be charged against corporate earnings pro-rata over the restriction period. If the employee does not elect to be taxed on the grant of his restricted stock award, a tax deduction by the Company at the expiration of the restriction period would be greater than the amount charged to earnings if the price of common stock has increased or less than the amount charged to earnings if the price of common stock has declined.

Amendment and Termination

     The Board (without participation by any employee directors) may terminate the Program at any time and, with the consent of an individual participant, the Board or Committee may cancel, amend, reduce, or alter the outstanding awards thereunder. The Board (without participation by any employee director) may amend or suspend or, if suspended, reinstate, the Program in whole or in part, provided, however, that without stockholder approval, the Board may not:

     o increase the maximum number of shares authorized for awards or as restricted stock or performance shares under the Program,
     o    permit the granting of an award to a non-employee
     o    change the minimum exercise price for stock options
     o increase the maximum cash bonus payable to any person under a Bonus Award o extend the termination date of the LTIP.

     In 2002, the Board, with Messrs. Williamson and Ling abstaining, terminated the 1998 Performance Stock Option Plan component of the Program, which provided for grants of non-qualified stock options to purchase up to 3,500,000 Unocal common shares at exercise prices at a premium over the grant date fair market value.

Securities Registration

     Promptly after receipt of stockholder approval, the Company will register the issuance of the additional 4,000,000 shares available under the Program, as amended, under the Securities Act of 1933, as amended.


Vote Required

     The Board of Directors, with Messrs. Williamson and Ling abstaining, recommends a vote FOR approval of the amendments to the 1998 Management Incentive Program. The proxy holders will vote all proxies received FOR approval unless instructed otherwise.

     The affirmative vote of a majority of the shares represented in person or by proxy at the meeting, and entitled to vote on this Item 3, is required for approval of the amendments to the 1998 Management Incentive Program.

                                     ITEM 4
                              STOCKHOLDER PROPOSAL

     A stockholder has given notice that the following proposal will be presented at the Meeting:

     "Resolved: The shareholders of Unocal Corporation urge the Board of Directors to adopt and implement an enforceable company-wide employee policy based on the International Labor Organization's ("ILO") Declaration on Fundamental Principles and Rights at Work including the following:

o "All workers have the right to form and join trade unions and to bargain collectively (Conventions 87 and 98);
o There shall be no discrimination or intimidation in employment. Unocal shall provide equality of opportunity and treatment regardless of race, color, sex, religion, political opinion, age, nationality, social origin or other distinguishing characteristics (Conventions 100 and 111);
o Employment shall be freely chosen. There shall be no use of forced, including bonded or voluntary prison, labor (Conventions 29 and 105);
o    There shall be no use of child labor. (Conventions 138 and 182);

and to prepare a report at reasonable cost to shareholders and the public concerning implementation of this policy.

"Supporting Statement:

     "As a global corporation, Unocal faces many regulatory regimes and public pressures exposing it to various risks. Managing operations effectively and increasing shareholder value depend on public and governmental goodwill. A company's record of good corporate citizenship is a valuable asset.

     "This proposal addresses Unocal's risk of being a party to or appearing to benefit from human rights violations. Neither Unocal's Guiding Principles nor the Global Sullivan Principles endorsed by Unocal incorporate standards of the ILO, a specialized agency of the United Nations that is made up of business, government and employee representatives of 174 member countries, including the United States. The Organization for Economic Co-operation and Development's ("OECD") Guidelines for Multinational Enterprises commend the ILO Principles to global corporations.

     "Unocal does business in Burma, which is ruled by a military dictatorship widely condemned for its systematic human rights abuses. Unocal partnered with the Burmese government in a gas field project that hired the Burmese military to provide security services. In doing so, the military committed numerous human rights violations, including forced labor. The Wall Street Journal quoted a Texaco consultant's report on Burma noting the `harsh conditions' of unpaid laborers on the project, `including young children.'

     "In Doe v. Unocal, although the case was dismissed for failure to satisfy the requirements of the Alien Tort Claims Act, a federal judge stated: `The evidence does suggest that Unocal knew that forced labor was being utilized and that the Joint Venturers [including Unocal] benefited from the practice.' An appeal is pending. Unocal is also the defendant in a pending state court suit brought by Burmese victims of forced labor. Unocal's reputation may be harmed by an appearance that the Company knew about and benefited from serious human rights violations. That perception may also make Unocal less attractive to institutional investors concerned with the impact of workplace practices on shareholder value.

     "We believe that the adoption of this policy and transparency to shareholders and the public are necessary to maintain confidence in Unocal's commitment to human rights.

     "We urge shareholders to vote FOR this resolution."

                            Directors' Recommendation

     The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

     Unocal already follows a strict Code of Conduct, including our Guiding Principles for doing business, that reflects the important goals and values that this proposal addresses. We also support the Global Sullivan Principles of Social Responsibility. Adopting another code is neither necessary nor desirable. We believe Unocal can serve the company's employees, communities, and stockholders best by dedicating our efforts to consistently implementing and enforcing our existing code and principles.

     Unocal's Guiding Principles promote the highest ethical standards and explicitly call for respecting human rights in all our activities and providing a supportive working environment in which all employees may freely contribute. Our Equal Employment Opportunity and harassment policies forbid discrimination or harassment based on any personal characteristic or belief. These issues are also spelled out in the Global Sullivan Principles, a document that has been endorsed by more than 300 corporations, non-profit organizations, business organizations and municipalities. The Global Sullivan Principles, quoted in part below, are well aligned with Unocal's own Guiding Principles and, among a number of items, address the following:

     o Express our support for universal human rights and, particularly, those of our employees, the communities within which we operate, and parties with whom we do business.
     o Promote equal opportunity for our employees at all levels of the company with respect to issues such as color, race, gender, age, ethnicity or religious beliefs, and operate without unacceptable worker treatment such as the exploitation of children, physical punishment, female abuse, involuntary servitude, or other forms of abuse.
     o    Respect our employees' voluntary freedom of association.

     Unocal's new Corporate Responsibility Report provides updated information about the company's efforts to meet the high standards spelled out in both our Guiding Principles and the Global Sullivan Principles. As detailed in the Corporate Responsibility Report, Unocal is committed to conducting business honestly, openly and with consideration and respect for others. The report is publicly available.

     The proponent's statements regarding the lawsuits pertaining to the company's investment in Myanmar (Burma) may mislead stockholders. The truth is that after four years of intense investigation involving hundreds of hours of depositions and thousands of pages of documents, the Federal court found that there was no evidence that Unocal or TotalFinaElf, the operator of the Yadana natural gas project, committed or participated in human rights abuses in Myanmar.

     From the onset, TotalFinaElf has ensured that its workers on the project were all paid and voluntary, with pay scales well above local wages. They met with the government and local military forces early on to clearly establish these employment standards.

Our Position

     Unocal is fully committed to following our Guiding Principles and our Code of Conduct, and we support the Global Sullivan Principles. The company's newest Corporate Responsibility Report describes in some detail Unocal's efforts to implement these policies, programs and practices in all regions and countries where we operate or invest. The adoption of another code is unnecessary.

     The Board of Directors unanimously recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required for approval of this proposal.

                                     ITEM 5
                              STOCKHOLDER PROPOSAL

     A stockholder has given notice that the following proposal will be presented at the Meeting:

     "WHEREAS: We believe Unocal has violated its Guiding Principles by its association with the repressive government of Burma. Foreign governments, international organizations and human rights groups have criticized that Government for committing such human rights abuses as torture, abuse of women, summery and arbitrary executions, forced labor, forced relocation and arbitrary arrests and detentions.

     "WHEREAS: Judge Ronald W. Lew, U.S. District Judge confirmed that Unocal executives were aware of these violations in stating that `The evidence does suggest that Unocal knew that forced labor was being utilized and that the Joint Venturers [Unocal, Total, MOGE and PTT] benefited from the practice.'

     "WHEREAS: Unocal has had historic and on-going environmental violations, especially at a number of California's pristine locations (e.g. Guadalupe spill, the largest in California, costing $43.8M), Avila Beach spill (killing a town economically - costing up to $200 million), San Francisco Bay spill (costing $83 million with a possible $50 million more), and Molycorp Mountain Pass Mine (failed to report toxic discharges). We believe this indicates a lack of concern for communities and the environment, has damaged Unocal's image and caused financial loss;

     "WHEREAS: We believe that Unocal has failed to obey its Guiding Principles which requires the Company to: `Conduct business in a way that engenders pride in our employees and respect from the world community...communicate openly and honestly...improve the quality of life in the communities where we do business...protect the environment...be a good corporate citizen and a good friend of the people of our host country.'

     "WHEREAS: We also believe that Unocal has failed to conform to the Global Sullivan Principles, recently endorsed by Unocal, which explicitly commits endorsing companies to eight basic principles including the following: `We will express our support for universal human rights and particularly those of our employees, the communities within which we operate, and parties with whom we do business.'

     "WHEREAS: One important way to insure that any company is serious about its own Code, or pursuing principles like the Global Sullivan Principles, is to provide incentives to executives through their compensation formula to meet those goals.

     "BE IT RESOLVED: That the Board of Directors appoint a special committee of the Board consisting solely of independent Board Members to review ways to link executive compensation with the Company's ethical and social performance, and in particular with Unocal's Guiding Principles and to report to the shareholders the results of this review. This report may omit confidential information and be prepared at a reasonable cost.

                              "Supporting Statement

     "We believe linking the compensation and bonus packages of Unocal's executives to our Company's ethical and social performance is timely and necessary. It sends a message that Unocal is as serious about excellence in these areas as in meeting financial and business goals.

     "Many other companies, including Kodak, Bristol Myers Squibb, IBM and Proctor & Gamble, have social responsibility goals and performance reflected in their compensation formula."

                            Directors' Recommendation

     The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

     We believe that this proposal is unnecessary. Unocal's executive compensation is already determined by a committee of the Board comprised exclusively of independent directors (the Management Development and Compensation Committee), assisted by Strategic Compensation Associates, the company's outside consultant. Many aspects of executive performance, including ethical behavior and corporate responsibility, are used in determining compensation. The Management Development and Compensation Committee's report explaining the criteria for executive officer compensation is provided to all stockholders, as required by law, and can be found beginning on page 10 of this proxy statement.

     Unocal also has a Corporate Responsibility Committee, composed entirely of independent Directors, to review the Company's policies, practices and programs related to health environment, safety, human resources, community affairs, and ethical conduct. This Committee regularly shares information about the company's corporate responsibility efforts with the full Board. Under the leadership of this Committee and the senior executive team, Unocal employees around the world work hard to uphold Unocal's Guiding Principles for doing business. Unocal also supports the Global Sullivan Principles. We are committed to respecting human rights in all of our projects, whether Unocal is the operator or just an investor. Neither Unocal nor TotalFinaElf, the operator of the Yadana natural gas development project in Myanmar in which Unocal has an investment, committed or participated in any human rights abuses in the Yadana project. The Yadana project has provided substantial benefits - employment, education, medical care, improved infrastructure and economic opportunities for the farmers and villagers in the communities in the remote pipeline region.

     The proponent's use of Judge Lew's statement in the Doe v. Unocal case may mislead stockholders. The court ruled in Unocal's favor. Even though the judge was required by the rules to view all the evidence and inferences in the light most favorable to the plaintiffs, the court still found that the evidence did not justify a trial. The judge clearly found that there is no evidence that Unocal sought to use forced labor or participated in or influenced the Burmese military's unlawful conduct.

     Unocal is committed to conducting business honestly and openly. On the environmental side, we recognize that the company made some mistakes in its past operations in California. We have learned important lessons, apologized to the affected communities and implemented appropriate remediation and restitution activities. These include:

o Avila Beach: Unocal worked in partnership with residents, regulatory agencies and other stakeholders to successfully conclude an extensive 2-year remediation of Front Street and the beach area in September 2000. Today Avila Beach is a thriving community and commercial rebuilding is under way.
o Guadalupe oilfield: The beach has been cleared of hydrocarbons and restoration efforts are carefully returning the beach and nearby dunes to their natural conditions.
o Molycorp's Mountain Pass mine and lanthanide facility: Molycorp worked cooperatively with state and federal agencies, community members and others to complete a Human Health and Environmental Risk Assessment and initiate a state-of-the-art fenceline monitoring system in 2001.

     In recent years, the company has systematically reviewed and strengthened its operations management system and related policies and activities. We believe they are now among the strongest in our industry. Our compliance program, policies and practices, as well as our 24-hour toll-free Alert Line, help ensure that all Unocal employees meet the highest standards of business and personal ethics in the discharge of their responsibilities, as required by our Code of Conduct.

     Unocal's newest Corporate Responsibility Report, published in January 2002, details the company's commitment to follow ethical business practices, operate safely and responsibly, and improve the lives of people wherever we work. This report is publicly available.

Our Position

     This proposal is unnecessary because Unocal already has a committee made up exclusively of independent directors that regularly reviews executive compensation and provides a detailed report on this review to all stockholders in the annual proxy statement. The committee considers many aspects of executive performance, including ethical behavior and corporate responsibility in determining compensation. Unocal has strong policies, programs, and practices in place that help us live up to our Guiding Principles and our Code of Conduct .

     The Board of Directors unanimously recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required for approval of this proposal.

                                     ITEM 6.
                                  OTHER MATTERS

     Only such business shall be conducted at an annual meeting of the stockholders as shall have been properly brought before the meeting pursuant to the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or by a stockholder or a beneficial owner of the Company's stock in compliance with the provisions of Section 7 of Article III of the Company's Bylaws.

     The Board of Directors has no knowledge at the time of the printing of this Proxy Statement of other business to be presented for action at the Annual Meeting of Stockholders or any adjournment thereof. If other business properly comes up for action at the Meeting, the proxy holders will vote the proxies in their discretion.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals submitted for inclusion in the Company's proxy statement for the 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 must be received by the Corporate Secretary at 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245, on or before December 9, 2002. Under the Company's Bylaws, stockholder proposals for consideration at the 2003 Annual Meeting, but not for inclusion in the proxy statement, must be received by the Corporate Secretary no later than February 18, 2003. If the Company's Bylaws are amended to change the date of the 2003 Annual Meeting, the deadline for submitting such proposals shall be the later of 90 days before the meeting date or the 10th day following the day on which public announcement of the meeting date is first made. Notice of such proposals must also comply with the provisions of Section 7 of Article III of the Company's Bylaws.



                                          By Order of the Board of Directors

                                          /S/ Brigitte M. Dewez

                                          Brigitte M. Dewez
                                          Corporate Secretary

April 8, 2002
El Segundo, California

                                    EXHIBIT A

                  1998 MANAGEMENT INCENTIVE PROGRAM, AS AMENDED

     The purpose of the 1998 Management Incentive Program (the "Program") is to provide a means through which Unocal Corporation (the "Company") and its subsidiaries may attract and retain able employees upon whom the success of the Company rests, and provide a means whereby those employees will be fairly compensated and can acquire and maintain stock ownership, thereby strengthening their commitment to maximizing the value of the Company for its stockholders.

     The Program has two major components:

          1. The Revised Incentive Compensation Plan; and

          2. The Long-Term Incentive Plan of 1998

     A total of 8,750,000 shares will be subject to issuance under the Revised Incentive Compensation Plan and under the Long-Term Incentive Plan of 1998. Of this amount of 8,750,000 shares, not more than 3,250,000 shares may be issued as Performance Share Awards and Restricted Stock Awards.

     Each of the components of the Program is described in the sections which follow.


REVISED INCENTIVE COMPENSATION PLAN

1.   General Description

     The Revised Incentive Compensation Plan provides for annual cash awards to Employees of the Company and its Subsidiaries. Participants may elect to defer a portion of their annual Award into Restricted Stock which is subject to forfeiture under certain conditions and may, also, elect to defer payment of cash Awards pursuant to a cash deferral program.


2.   Definitions

     The following definitions shall be applicable throughout the Plan:

     a . "Award"  means a cash award granted under the Plan.

     b.  "Award Period"  means a period of one year.

     c. "Board" means the Board of Directors of the Company, except those members who are Employees.

     d.  "Code"  means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

     f.  "Company"  means Unocal Corporation.

     g. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of selected Peer Group Companies. The Committee shall, in its sole discretion, determine the basis for comparing stockholder returns.

     h. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

     i. "Fair Market Value" for Restricted Stock means the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the first day of the calendar year in which the Award is payable.

     j. "Future Year Value Creation" means the sum of (i) the present value of additions to oil and gas reserves through new commercial discoveries, (ii) the increase of the present value of existing assets due to accelerated development or commercialization and (iii) such other value additions as the Committee shall establish.

     k. "Holder" means an Employee of the Company who has deferred a portion of his Award into Restricted Stock.

     l. "Net Cash Provided by Operating Activities" means net cash provided by operating activities as determined in accordance with Statement of Financial Accounting Standards No. 95, Statement of Cash Flows.

     m. "Peer Group Companies" means those companies selected by the Committee for the purpose of comparing returns to stockholders during the Award Period.

     n. "Plan" means the Revised Incentive Compensation Plan, as amended from time to time.

     o. "Program" means the 1998 Management Incentive Program, as amended from time to time.

     p.  "Restricted Stock"  means Stock granted pursuant to the Plan.

     q. "Return on Capital Employed" or "ROCE" means the Company's net earnings generated relative to the total level of capital (debt and equity) utilized.

     r. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other stock as shall be substituted for such shares as provided in Section 8.

     s. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.


3.   Plan Duration

     The Plan shall have no fixed expiration date.


4.   Administration

     The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct meetings in person or by telephone.

The Committee may, in its discretion, delegate the authority to grant Awards under the Plan for Employees other than executive officers to a committee of the Board of Directors of the Company.

     No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.


5.   Determination of Bonus Pool and Awards

     The committee shall elect Employees to participate in the Plan. The bonus pool for each Award period shall be an amount equal to two percent (2%) of the Company's Net Cash Provided By Operating Activities during the Award Period. The aggregate amount of Awards paid, without giving effect to any augmentation upon deferral into restricted stock, under the Plan may not exceed this bonus pool.

     No later than 90 days following the beginning of each Award Period, the Committee shall establish the level of Awards for those executive officers whose compensation may be subject to the limitation on deductibility under Section 162(m) of the Code, as determined by the Committee in its sole discretion. The amount of each such Award shall be expressed as a percentage of the bonus pool. The committee shall have the sole discretion to determine whether the full amount of such Awards will be paid to such participants and may reduce, but may not increase, the amount payable under an Award based on such criteria as the Committee, in its sole discretion may determine, which criteria may include, but shall not be limited to, one or more of the following: Comparative Return to Stockholders, ROCE, Future Year Value Creation and individual performance.

     The Committee shall also establish individual target Awards for the remaining participants based such criteria as the Committee, in its sole discretion may determine, which criteria may include, but shall not be limited to, one or more of the following: Comparative Return to Stockholders, ROCE, Future Year Value Creation and salary grade. Subject to the amount of the bonus pool available after payment of the Awards described in the preceding paragraph, the Committee shall have the sole discretion to determine the actual amounts paid out under these Awards, which amounts may be greater than or less than the target amounts, on the basis of factors such as, but not limited to, the following:

     a. Comparison of actual operational or financial results to plans or goals, adjusted for external factors such as changes in market prices,

     b. Individual performance of Employees selected to participate in the Plan, and

     c. Reasonableness of total cash compensation.

     Notwithstanding any other provision of the Plan, the maximum cash Award payable to a participant in the Plan in any calendar year shall be 0.25% of the Company's Net Cash Provided By Operating Activities for the calendar year or, if less, $2,000,000; provided, however, that any portion of an Award deferred in the form of Restricted Stock may be adjusted pursuant to Section 6.

     In the event of a "Change of Control" (as such term is defined in the Long-Term Incentive Plan of 1998) the Award Period shall be reduced to the period ending on the date of such Change of Control. Each participant in the Plan shall be paid in cash not less than his or her target award, prorated by the ratio that the reduced Award Period bears to the calendar year and subject to the limitation of the first paragraph of this section 5.

6.   Payment and Deferral of Awards

     Awards under the Plan shall be paid in cash from general funds of the Company in a manner to be prescribed by the Committee. An Award may be paid all or in part as Restricted Stock (a "Restricted Stock Award") as determined by the Committee or pursuant to an annual election of the recipient under such terms as the Committee may establish. In consideration for forgoing cash compensation, the Committee may, in its discretion, make a Restricted Stock Award with a total dollar value greater than the Award deferred, provided that any such increase shall not exceed 100% of the dollar value of the Award deferred. The number of shares of Restricted Stock issued in consideration of Awards deferred shall be based on Fair Market Value, after any such increase described above. The Committee may also permit participants in the Plan to defer payment of cash Awards pursuant to a cash deferral program on such terms, including interest which may be credited thereon, as the Committee may approve in its sole discretion.

     a. Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Restricted Stock Award, which shall be not less than four years. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender for all or any portion of the Stock of the Company; in the event that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval; or if another situation exists that the Committee determines is similar thereto, the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Restricted Stock Award.

     b. Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine and may amend the terms and conditions applicable to any particular Restricted Stock Award. The Holder shall have the right to enjoy all stockholder rights during the Restriction Period with the exception that:

          (i) The Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period, except as permitted pursuant to Section 7(e).

          (ii) Any breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

          (iii) Cash and stock dividends may either be currently paid or withheld by the Company for the Holder's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

     c. Termination of Employment. Unless the Committee determines otherwise, in the event a Holder terminates employment during a Restriction Period, a Restricted Stock Award will be subject to the following:

          (i) Termination determined by the Committee to be at the convenience of the Company and not for "cause" or for performance inadequacy:

          -- The Restricted Stock Award would be payable in full and distributed as soon as practicable after termination.

          (ii) Resignation or discharge other than pursuant to Section 6(c)(i):

          -- The Restricted Stock Award would be completely forfeited.

          (iii) Retirement, other than early retirement, pursuant to the Company retirement plan then in effect:

          -- The Restricted Stock Award would be payable in full and distributed as soon as practicable after retirement.

          (iv) Early Retirement:

          -- If at the Holder's request, the Restricted Stock Award would be completely forfeited.

          -- If at the Company's request, the Restricted Stock Award would be payable in full and distributed as soon as practicable after retirement.

          (v) Death or Total and Permanent Disability:

          -- The Restricted Stock Award would be payable in full and distributed as soon as practicable after death or disability.

     d. Distribution. Except as provided in Section 6 (a), in no event shall Stock be delivered prior to six months from the date of grant.


7.   General

     a. Government and Other Regulations. The obligation of the Company to make payment of distributions under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the first trading date following the Award or Restriction Period, unless the Committee determines that it is appropriate to value the Stock on some other date for this purpose.

     c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

     d. Beneficiaries. Any payment due under the Plan to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Committee. If no such beneficiary has been designated, payment shall be made to the participant's surviving spouse. If a participant does not designate a beneficiary or have a surviving spouse, payment shall be made to the participant's legal representative. A beneficiary designation may be changed or revoked by a participant at any time, provided the change or revocation is filed with the Committee.

     e. Nontransferability. A person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Restricted Stock to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

The above transfer restrictions shall not apply to transfers pursuant to a court order, including but not limited to, any domestic relations orders.

     f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary, unless specifically so provided under such plan.

     i. Lapse of Awards. To the extent a Restricted Stock Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are forfeited shall again be available to be granted as an Award. Upon satisfaction of tax withholding obligations in connection with any payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

     j. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     k. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     l. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.


8.   Changes in Capital Structure

     Restricted Stock Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.


9.   Amendments and Termination

     The Board may at any time terminate the Plan, and with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not permit the granting of an Award to a person who is not an Employee or increase the maximum number of shares which may be issued pursuant to Restricted Stock Awards under the Plan or Program, except as provided in
Section 8.


LONG-TERM INCENTIVE PLAN OF 1998

1.   General Description

     The Long-Term Incentive Plan of 1998 provides for granting Nonqualified Stock Options, Restricted Stock Awards, Performance Shares and Performance Bonuses. The Plan succeeds the Unocal Long-Term Incentive Plans of 1985 and 1991, with certain grants under the 1985 and 1991 Plans subject to the provisions of the 1998 Plan as described herein.


2.   Definitions

     The following definitions shall be applicable throughout the Plan but shall not be deemed to apply in other contexts unless specifically provided otherwise:

     a. "Award" means, individually or collectively, any Nonqualified Stock Options, Restricted Stock Award, Performance Share Award or Performance Bonus Award.

     b. "Award Period" means the period of time (which shall be not less than four years) used to determine any payments of Performance Share Awards or Performance Bonus Awards.

     c. "Board" means the Board of Directors of the Company, except those members who are Employees.

     d. "Cause" means (i) conduct or action by a Holder which, in the opinion of the Committee, is materially harmful to the Company; (ii) willful failure by a Holder to follow an order of the Board, except in such case where the Holder believes in good faith that following such order would be materially detrimental to the interests of the Company; (iii) a Holder's conviction of a felony; or (iv) performance by a Holder which, in the opinion of the Committee, falls below the reasonable expectations of the Company.

     e.  "Change of Control"  means:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of
     Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) of this Section 2(e); or

          (ii) Individuals who, as of June 1, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 1, 1998 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination,
     (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     f.  "Code"  means the Internal Revenue Code of 1986, as amended.

     g. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

     h.  "Company"  means Unocal Corporation.

     i. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of a selected group of Peer Group Companies. The Committee shall, in it sole discretion, determine the basis for comparing stockholder returns.

     j. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

     k. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

     l.  "Fair Market Value"  means:

          (i) For Options and Performance Bonus Awards, the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on a specified date.

          (ii) For Performance Share Awards, the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the "Valuation Date." The "Valuation Date" for the purpose of granting Performance Share Awards shall be the first day of the calendar year in which the Award is made. The "Valuation Date" for the purpose of Performance Share payments shall be the trading day on which the Committee approves the payment.

     m. "Holder" means an Employee of the Company or a Subsidiary who has been granted an Option, a Restricted Stock Award, a Performance Share Award or a Performance Bonus Award.

     n.  "Option" or  "Nonqualified  Stock  Option" means an Award granted under
Section 7.

     o. "Peer Group Companies" means those companies selected by the Committee, in its sole discretion, for the purpose of comparing returns to stockholders during the Award Period.

     p.  "Performance Bonus"  means an Award granted under Section 10.

     q.  "Performance Share"  means an Award granted under Section 8.

     r. "Plan" means the Long-Term Incentive Plan of 1998, as amended from time to time.

     s "Program" means the 1998 Management Incentive Program, as amended from time to time.

     t.  "Restricted Stock Award"  means an Award granted under Section 9.

     u. "Retirement" means termination of employment on or after "normal retirement age" as defined in the Company's retirement plan then in effect.

     v. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other stock as shall be substituted for such shares as provided in Section 12.

     w. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

     x. "Voluntary Termination" means any termination of employment by a Holder prior to Retirement other than a termination without Cause or a termination due to death or disability.


3.   Effective Date and Duration

     The Plan shall be effective on June 1, 1998. Subject to the provisions of
Section 13, Awards may be made as provided herein for a period of ten years.

     The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.


4.   Administration

     The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct its meetings in person or by telephone. The Committee may, in its discretion, delegate the authority to grant Awards under the Plan for Employees other than executive officers to a committee of the Board of Directors of the Company.

     No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.


     5. Grant of Options, Restricted Stock Awards, and Performance Share Awards:
Shares Subject to the Plan

     The Committee may, from time to time, grant and amend Awards to Employees in accordance with the provisions of the Plan; provided however that:

     a. Subject to Section 12, the aggregate number of shares of Stock made subject to Awards under the Plan may not exceed 8,750,000 shares. All shares which were not previously subject to grants under the Long Term Incentive Plans of 1985 and 1991 shall be canceled.

     b. To the extent an Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are not exercised or are forfeited shall again be available to be granted as an Award. Upon the full or partial payment of any option price by the transfer to the Company of Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

     c. Stock delivered by the Company in settlement under the Plan may be from the Company's authorized and unissued Stock or Stock purchased on the open market or by private purchase.

     d. Except as provided in Sections 7(d)(v), 8(c) or 9(a), the Company shall not distribute Stock until six months have elapsed from the date of the Award under the Plan.

     e. Awards may contain such other provisions as the Committee may determine which are not inconsistent with the terms of the Plan.


6.   Eligibility

     All Employees of the Company and its Subsidiaries (including officers or Employees who are members of the Board of Directors) shall be eligible to be granted Awards under the Plan.


7.   Stock Options

     One or more Options may be granted to any Employee. No person may be granted during any 12-month period Options to acquire more than 600,000 shares of Stock under this Plan. Each Option so granted shall be subject to the following conditions:

     a. Option Price. The option price per share of Stock shall be set by the grant, but shall be not less than Fair Market Value on the Date of Grant.

     b. Form of Payment. At the time of the exercise of the Option, the option price shall be payable in a combination of cash and/or shares of Stock acceptable to the Committee valued at the Fair Market Value as of the date the Option is exercised, including (if permitted by the Company) proceeds from the sale of Stock acquired by exercise of the Option (a cashless exercise).

     c. Restrictions on Shares Acquired. The Committee may impose restrictions for a specified period (the "Restriction Period ") on a portion or all of the shares acquired through exercise of Options in order to promote the share ownership objectives of the Plan.

     d. Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing provisions determined by the Committee, which shall include the following terms and conditions:

          (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.

          (ii) Every share purchased through the exercise of an Option shall be paid for in full prior to delivery of stock or, if permitted by the Company, through a cashless exercise. Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or when the Option lapses.

          (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder, his guardian or legal representative, except as permitted pursuant to Section 11(e).

          (iv) In consideration for the granting of each Option, the Holder shall agree to remain in the employment of the Company or one or more of its Subsidiaries at the pleasure of the Company or such Subsidiary for a continuous period of at least one year after the Date of Grant. At the discretion of the Committee, this requirement may be waived if the Holder during said one-year period becomes incapacitated or enters the active service of the military forces of the United States or other United States service connected with national defense activities. The Holder agrees that during such employment, he will devote his entire time, energy and skills to the service and interest of the Company or such Subsidiary subject to vacations, sick leave, and other absences in accordance with the regular policies of the Company and its Subsidiaries.

          (v) Notwithstanding any other provision of the Plan, in the event of a public tender for all or any portion of the Stock of the Company; in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare outstanding Options to be immediately exercisable, and it may also include provisions for such events in the Stock Option Agreement.

          (vi) The Committee may in its sole discretion declare that outstanding Options which are immediately exercisable, but have not been exercised, will terminate upon (i) a dissolution of the Company, (ii) a merger, reorganization, consolidation or similar event that the Company does not survive, or (iii) the consummation of a merger, reorganization, consolidation or similar event approved by the Board of Directors, and it may also include provisions for such events in the Stock Option Agreement.

     e. Other Terms and Conditions. Each Option shall become exercisable in such manner (which may include cumulative annual or other installments) on or after such date or dates and within such period or periods, not to exceed ten years from its Date of Grant, as set forth in the Stock Option Agreement.


8.   Performance Shares

     All outstanding grants of Performance Share Awards under the Long-Term Incentive Plans of 1985 and 1991 shall be subject to the terms of this Plan, subject to any required consent of the Holder.

     a. Awards. Grants of Performance Shares may be made by the Committee during the term of the Plan, which shall be credited to a Performance Share account to be maintained for each such Holder. Each Performance Share shall have a value equivalent to one share of Stock of the Company. Grants of Performance Shares shall be deemed to have been made on January 1 of the calendar year in which grants are made. In determining the size of Awards, the Committee may take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Company's Stock at the time of Awards, as well as such other considerations as it deems appropriate. No person may receive more than 30% of the aggregate number of Performance Shares granted or more than 25,000 Performance Shares in any 12-month period.

     b. Right to Payment of Performance Shares. Following the end of the Award Period, the Committee shall establish and determine a percentage by which the Performance Shares awarded shall be multiplied, based on the Company's Comparative Return to Stockholders, and each Holder's Performance Shares shall be multiplied by that percentage ("Payout Shares"). In no event shall such percentage exceed 200%.

     Each Holder of Performance Shares shall be entitled at the end of an Award Period to a dollar amount equal to the Fair Market Value of his Payout Shares as of the Valuation Date. In no event shall the Fair Market Value of the Payout Shares exceed 400% of the Fair Market Value of the initial Award of Performance Shares.

     c. Timing and Form of Payment. No payment of Performance Shares shall be made prior to the end of an Award Period, but shall be made as soon as practicable thereafter. The Committee may authorize payment in a combination of cash and/or Stock,  as it deems  appropriate.  Stock may be withheld to satisfy the tax obligations resulting from the Award. Stock delivered in payment of Performance Shares may be shares purchased for the account of the Holder or authorized and unissued shares, or any combination thereof. The number of shares of Stock to be paid in lieu of cash will be determined by dividing the portion of the payment not paid in cash by:

          (i) The average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on the date on which the shares are issued, or

          (ii) The price per share paid for shares purchased for a Holder's account should the Company purchase shares on behalf of a Holder.

     Notwithstanding any other provision of the Plan, in the event of any public tender for all or any part of the Stock of the Company; in the event that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare any Award Period ended as of a specific date and accelerate full payments of such Awards accordingly, and it may also include provisions for such events in the Performance Share Award. The Committee shall determine a Comparative Return to Stockholders for the reduced Award Period.

     d. Termination of Employment. In the event a Holder terminates employment during an Award Period, payout would be as follows:

          (i) Termination determined by the Committee to be at the convenience of the Company and not for Cause or for performance inadequacy:

          -- Payout would be at the end of the Award Period and prorated for service during the period.

          (ii) Resignation or discharge other than pursuant to Section 8(d)(i):

          -- The Award would be completely forfeited.

          (iii) Retirement:

          -- Payout would be at the end of the Award Period and prorated for service during the period.

          (iv) Early retirement:

          -- If at the Holder's request, the Award would be completely forfeited.

          -- If at the Company's request, payout would be at the end of the Award Period and prorated for service during the period.

          (v) Death or Total and Permanent Disability:

          -- Payout would be at the end of the Award Period and prorated for service during the period.


9.   Restricted Stock Awards

     a. Restriction Period. A Restricted Stock Award may be granted by the Committee to any Employee. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award which shall be not less than four years. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender for all or any portion of the Stock of the Company; or in the event that any proposal to merge, consolidate, or otherwise combine the Company with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Restricted Stock Award.

     b. Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine the terms and conditions applicable to any particular grant of a Restricted Stock Award. The Holder shall have the right to enjoy all stockholder rights during the Restriction Period with the exception that:

          (i) The Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period, except as permitted pursuant to Section 11(e).

          (ii) Any breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

          (iii) Cash and stock dividends may either be currently paid or withheld by the Company for the Holder's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

     c. Termination of Employment. Unless the Committee determines otherwise, in the event a Holder terminates employment during a Restriction Period, a Restricted Stock Award will be subject to the following:

          (i) Termination determined by the Committee to be at the convenience of the Company and not for Cause or for performance inadequacy:

          -- The Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following termination.

          (ii) Resignation or discharge other than pursuant to Section 9(c)(i):

          -- The Restricted Stock Award would be completely forfeited.

          (iii) Retirement:

          -- The Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following retirement.

          (iv) Early retirement:

          -- If at the Holder's request, the Restricted Stock Award would be completely forfeited.

          -- If at the Company's request, the Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following early retirement.

          (v) Death or Total and Permanent Disability:

          -- The Restricted Stock Award would be prorated for service during the Restriction Period and distributed as soon as practicable following death or disability.

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


10.   Performance Bonuses

     a. Awards. Grants of Performance Bonus Awards may be made by the Committee during the term of the Plan. Each Performance Bonus Award shall represent the right to be paid a cash bonus if the goal or goals based on the Company's Comparative Return to Stockholders for the Award Period are satisfied. Grants of Performance Bonus Awards shall be deemed to have been made on January 1 of the calendar year in which grants are made. At the time of granting a Performance Bonus Award, the Committee shall establish (i) the goal or goals based in part on the Company's Comparative Return to Stockholders and changes to the price of the Company's common stock, (ii) a matrix to be used to determine the cash amount, if any, that will be paid based on the extent that such goal or goals are not achieved. In determining the range of possible Performance Bonuses, the Committee may take into account a Holder's responsibility level, cash compensation level, and the Fair Market Value of the Company's Stock at the time of granting the Performance Bonus Awards, as well as such other considerations as it deems appropriate. The maximum Performance Bonus that may be paid to any person for any four-year Award Period shall be $6.5 million. The maximum Performance Bonus that may be paid to any person for any Award Period that is longer than four years shall be $1.625 million multiplied by the number of years in such Award Period.

     b. Right to Payment of Performance Bonus. Following the end of the Award Period, the Committee shall determine the amount of each Holder's Performance Bonus in accordance with the performance matrix. In no event shall such percentage exceed 100%.

     c. Timing and Form of Payment. No payment of Performance Bonuses shall be made prior to the end of an Award Period, but shall be made as soon as practicable thereafter.

     Notwithstanding any other provision of the Plan, in the event of a Change in Control of the Company, the Committee shall declare any Award Period ended as of the date of the Change in Control and accelerate payments of such Performance Bonus Awards. The Committee shall determine the Comparative Return to Stockholders and other factors in the matrix for the reduced Award Period and the amount of Performance Bonuses payable based on such Comparative Return to Stockholders, the change to the price of the Company's common stock, and other performance criteria as if the full Award Period had been completed; provided, however, that in no event shall a Holder's Performance Bonus be less than 50% of the maximum amount under the Performance Bonus Award.

     d. Termination of Employment. In the event a Holder terminates employment during an Award Period for a reason other than a Voluntary Termination or is terminated without Cause, in either case as determined by the Committee, the Performance Bonus Award shall remain outstanding and the Holder shall receive the same Performance Bonus at the end of the Award Period based on the Company's Comparative Return to Stockholders as if the Holder had remained employed during the full Award Period.

     If a Holder terminates employment during an Award Period in a Voluntary Termination or is terminated for Cause, in either case as determined by the Committee, such Holder's Performance Bonus Award shall be forfeited.


11.   General

     a. Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the Stock issued under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the first trading date following the Restriction Period, unless the Committee determines that it is appropriate to value the Stock on some other date for this purpose.

     c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

     d. Beneficiaries. Any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary designated by the Holder and filed with the Company. If no such beneficiary has been designated, payment shall be made to the Holder's surviving spouse. If the Holder has not designated a beneficiary and has no surviving spouse, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time, provided the change or revocation is filed with the Committee.

     e. Nontransferability. A Holder's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Options, Performance Shares and/or Restricted Stock Awards to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

The above transfer restrictions shall not apply to transfers pursuant to a court order, including, but not limited to, any domestic relations orders.

     f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under a pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

     i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     k. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.


12.   Changes in Capital Structure

     Options, Restricted Stock Awards, Performance Share Awards, Performance Bonus Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Options or Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan and Program may be appropriately adjusted by the Committee, whose determination shall be conclusive.


13.   Amendments and Termination

     The Board may at any time terminate the Plan and, with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

     a. Increase the maximum number of shares which may be issued under the Plan or Program, or the maximum number of shares which may be granted as Restricted Stock Awards under the Plan or Program, except as provided in Section 12 or increase the maximum cash bonus payable under a Performance Bonus Award under the Plan;

     b. Change the minimum option price for Options; or

     c. Extend the termination date of the Plan.